AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 29, 2011

SECURITIES ACT FILE NO. 33-79858

INVESTMENT COMPANY ACT NO. 811-8544

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.	☐

POST-EFFECTIVE AMENDMENT NO. 60	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO. 61	☒

FPA FUNDS TRUST

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11400 WEST OLYMPIC BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90064

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310)473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, TREASURER

FPA FUNDS TRUST

11400 WEST OLYMPIC BOULEVARD, SUITE 1200

LOS ANGELES, CALIFORNIA 90064

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

ERIC A.S. RICHARDS, ESQ.

O’MELVENY & MYERS LLP

400 SOUTH HOPE STREET

LOS ANGELES, CALIFORNIA 90071

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER REGISTRATION STATEMENT BECOMES EFFECTIVE.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED: FPA CRESCENT FUND INSTITUTIONAL CLASS SHARES, NO PAR VALUE

FPA FUNDS TRUST

CROSS REFERENCE SHEET

FORM N-1A		PROSPECTUS CAPTION

PART A

1.	Front and Back Cover Pages	Front and Back Cover Pages

2.	Risk/Return Summary	Investment Objective, Principal Investment Strategies and Principal Risks; Investment Results

3.	Risk/Return Summary: Fee Table	Fees and Expenses of the Fund

4.	Investment Objectives, Principal Investment Strategies and Related Risks	Investment Objective, Principal Investment Strategies and Principal Risks; Other Investment Practices and Strategies

5.	Management’s Discussion of Fund Performance.	Inapplicable

6.	Management, Organization and Capital Structure	Management and Organization

7.	Shareholder Information	Purchase, Pricing and Sale of Shares; Dividends, Distributions and Taxes

8.	Distribution Arrangements	Purchase, Pricing and Sale of Shares

9.	Financial Highlights Information	Financial Highlights

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PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

10.	Cover Page and Table of Contents	Cover Page and Table of Contents

11.	Fund History	Fund Organization

12.	Description of the Fund and Its Investments and Risks	Description of Permitted Investments; Investment Policies of the Fund; Portfolio Turnover

13.	Management of the Fund	Trustees and Officers of the Fund

14.	Control Persons and Principal Holders of Securities	Five Percent Shareholders

15.	Investment Advisory and Other Services	Management

16.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

17.	Capital Stock and Other Securities	Capital Stock

18.	Purchase, Redemption, and Pricing of Shares.	Purchase and Redemption of Shares

19.	Taxation of the Fund	Tax Sheltered Retirement Plans; Dividends, Distributions and Taxes

20.	Underwriters	Distributor

21.	Calculation of Performance Data	Prior Performance Information

22.	Financial Statements	Financial Statements

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FPA Crescent Fund

Prospectus

FPA Crescent Fund (FPACX) seeks to provide a total return consistent with reasonable investment risk, through a combination of income and capital appreciation. The Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), employs a strategy of selectively investing across a company's capital structure in securities (i.e., a combination of equity and debt securities) that it believes has the potential to increase in market value, seeking to achieve rates of return with less risk than the broad U.S. equity indices.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FPA Funds Trust

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064
www.fpafunds.com

July 29, 2011

FPA CRESCENT FUND

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064
(310) 473-0225

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SUMMARY SECTION

Investment Objective. The Fund seeks to provide a total return consistent with reasonable investment risk, through a combination of income and capital appreciation. The Fund may change its investment objective without shareholder approval.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed)	2.00	%(1)
Exchange Fee	$5.00
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		1.00%
Distribution (12b-1) Fees		None
Other Expenses		0.28%
Other Expenses	0.18%
Financial Services	0.10%
Total Annual Fund Operating Expenses		1.28%

(1)  Redemptions by wire are subject to a $3.50 charge per wire. Your broker-dealer may charge you a fee for redemptions.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year	$130
Three years	$406
Five years	$702
Ten years	$1,545

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its whole portfolio.

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Principal Investment Strategies. The Fund actively invests in both the equity and debt securities because the Adviser believes that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. Typically, the Fund invests primarily in equity securities and the balance in debt securities, cash and cash equivalents. The Fund may invest up to 50% of its assets in foreign securities. In addition, the Adviser employs a short selling strategy.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

The Adviser looks for large and small companies that it believes to have excellent future prospects but are undervalued by the securities markets. The Adviser believes that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The Adviser searches for companies that also offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the Adviser may look for investments that trade at a substantial discount to the Adviser's determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The Adviser attempts to determine a company's absolute value using fundamental security analysis, which it believes provides a thorough view of its financial and business characteristics. As a part of its process, the Adviser:

•  Reviews stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•  Communicates directly with company management, suppliers, and customers.

•  Defines the company's future potential, financial strength and competitive position.

A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due and payable). The Fund may invest in debt securities issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

The Adviser invests in debt securities to provide the Fund with a reliable and recurring stream of income, while preserving its capital. The Fund may also invest in debt securities rated below investment grade ("high yield bonds" or "junk bonds"). The Fund has the ability to invest up to 65% of its total assets in debt securities.

The Adviser selects debt securities by using an approach that is similar to the approach it uses to select equity securities and by trying to forecast current interest rate trends. Usually, the Adviser employs a defensive interest rate strategy, which means it tries to keep the average maturity of the Fund to 10 years

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or less by investing at different points along the yield curve. The Adviser also continually considers yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value.

An investment is generally sold when either the company's value has been fully reflected in a higher valuation by the market, or a negative fundamental development occurs in the company or its industry that will significantly impact future earnings growth.

Principal Investment Risks.

Principal Risks. As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. When market quotations for a security are not readily available, it is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees in accordance with the fair valuation procedures adopted by the Fund. The value determined may not accurately reflect the actual value given the lack of market quotations. Since the Fund invests primarily in common stocks of U.S. companies, the use of these fair valuation procedures is generally infrequent. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Debt Securities. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay their principal amount. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds.

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Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Risks Associated with Investing in Foreign Securities. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although Automatic Depositary Receipts and European Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

Because of these and other risks, you could lose money by investing in the Fund.

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Updated Performance Information. To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

Performance Information. The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with those of a broad-based securities market index and an index of similar funds. The bar chart shows performance without a sales charge (load). If it did, returns would be lower than those shown. Performance in the Average Annual Total Returns table reflects the impact of the maximum sales charge of 5.25%. The chart and table reflect the reinvestment of dividends and distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to mid-capitalization stock performance and is included as a broad-based comparison to the capitalization characteristics of the Fund's portfolio. The Barclays Capital Government/Credit Index is an unmanaged fixed income market value-weighted index that combines the Barclays Capital U.S. Government and Credit Indices, including U.S. government and agency securities. All issues are investment grade (Baa) or higher, with maturities of at least one year. The Balanced Benchmark is a combined index of which 60% reflects the Russell 2500 Index and 40% the Barclays Capital Government/Credit Index. Index returns reflect the reinvestment of all dividends and/or distributions.

The year to date return for the Fund as of March 31, 2011 was 4.44%.

The Fund's highest/lowest quarterly results during this time period were:

Highest	15.04%	(Quarter ended 06/30/01)
Lowest	(16.09)%	(Quarter ended 12/31/08)

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Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Ten Years
Before Taxes	12.04%	6.54%	11.56%
After Taxes on Distributions(1)	11.12%	5.35%	10.61%
After Taxes on Distributions and Sale of Fund Shares(1)	9.88%	5.17%	9.90%
Russell 2500 (reflects no deductions for fees, expenses or taxes)	26.71%	4.86%	6.98%
Barclays Capital Government/Credit Index (reflects no deductions for fees, expenses or taxes)	6.59%	5.56%	5.83%
Balanced Benchmark (reflects no deductions for fees, expenses or taxes)	19.07%	5.78%	7.08%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Investment Adviser. First Pacific Advisors, LLC ("Adviser") is the Fund's investment adviser.

Portfolio Manager. Steven T. Romick has been the portfolio manager of the Fund since its inception on June 2, 1993. Since August 2002, Mr. Romick has served as President, Chief Investment Officer and Trustee of the Fund. He has served as a Managing Partner of the Adviser since 2010. Mr Romick was a Partner of the Adviser from October 2006 to December 2009.

Purchase and Sale of Fund Shares. Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in the Fund's prospectus. You may conduct transactions by mail (FPA Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8115, Boston, MA 02266-8115, or 30 Dan Road, Canton, MA 02021-2809), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Information Form for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. Each subsequent investment in an IRA must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments and redemptions can be made directly to Boston Financial Data Services, Inc.

Tax Information. The Fund's distributions are taxable, and will be taxed as investment income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may influence the broker-dealer or other intermediary and

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your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, AND PRINCIPAL RISKS

Investment Objective. The Fund seeks to provide a total return consistent with reasonable investment risk, through a combination of income and capital appreciation. The Fund may change its investment objective without shareholder approval.

Who May Want To Invest in the Fund? The Fund may be appropriate for investors:

•  Seeking total return

•  Willing to own shares over the course of a market cycle or longer

Principal Investment Strategies. The Fund actively invests in both the equity and debt securities because the Adviser believes that this combination of securities broadens the universe of opportunities for the Fund, offers additional diversification and helps to lower volatility. Typically, the Fund invests primarily in equity securities and the balance in debt securities, cash and cash equivalents. The Fund may invest up to 50% of its assets in foreign securities. In addition, the Adviser employs a short selling strategy.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in case of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, rights and warrants.

The Adviser looks for large and small companies that it believes to have excellent future prospects but are undervalued by the securities markets. The Adviser believes that these opportunities often arise when companies are out-of-favor or undiscovered by most of Wall Street. The Adviser searches for companies that also offer earnings growth, opportunity for price/earnings multiple expansion and the best combination of such quality criteria as strong market share, good management, high barriers to entry and high return on capital.

Using fundamental security analysis, the Adviser may look for investments that trade at a substantial discount to the Adviser's determination of the company's value (absolute value) rather than those that might appear inexpensive based on a discount to their peer groups or the market average (relative value). The Adviser attempts to determine a company's absolute value using fundamental security analysis, which it believes provides a thorough view of its financial and business characteristics. As a part of its process, the Adviser:

•  Reviews stock prices or industry group under-performance, insider purchases, management changes and corporate spin-offs.

•  Communicates directly with company management, suppliers, and customers.

•  Defines the company's future potential, financial strength and competitive position.

A debt security is an interest bearing security that corporations and governments use to borrow money from investors. The issuer of a debt security promises to pay interest at a stated rate, which may be variable or fixed, and to repay the amount borrowed at maturity (dates when debt securities are due

9

and payable). The Fund may invest in debt securities issued by corporations and the U.S. government and its agencies, mortgage-backed and asset-backed securities (securities that are backed by pools of loans or mortgages assembled for sale to investors), municipal notes and bonds, commercial paper and certificates of deposit.

The Adviser invests in debt securities to provide the Fund with a reliable and recurring stream of income, while preserving its capital. The Fund may also invest in debt securities rated below investment grade ("high yield bonds" or "junk bonds"). The Fund has the ability to invest up to 65% of its total assets in debt securities.

The Adviser selects debt securities by using an approach that is similar to the approach it uses to select equity securities and by trying to forecast current interest rate trends. Usually, the Adviser employs a defensive interest rate strategy, which means it tries to keep the average maturity of the Fund to 10 years or less by investing at different points along the yield curve. The Adviser also continually considers yield spreads and other underlying factors such as credit quality, investor perception and liquidity to determine which sectors offer the best investment value.

An investment is generally sold when either the company's value has been fully reflected in a higher valuation by the market, or a negative fundamental development occurs in the company or its industry that will significantly impact future earnings growth.

Principal Risks. As with all mutual funds, your investment in the Fund may be worth more or less at any time than the price that you originally paid for it. There is also a possibility that the Fund will not achieve its goal. This could happen because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. When market quotations for a security are not readily available, it is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees in accordance with the fair valuation procedures adopted by the Fund. The value determined may not accurately reflect the actual value given the lack of market quotations. Since the Fund invests primarily in common stocks of U.S. companies, the use of these fair valuation procedures is generally infrequent. The Fund's shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC. You may lose money by investing in the Fund.

Risks Associated with Investing in Equities. As with all equity funds, the risks that could affect the value of the Fund's shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. This risk is greater for small and medium sized companies, which tend to be more vulnerable to adverse developments than larger companies.

Risks Associated with Investing in Debt Securities.  As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off

10

mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

The concept of duration is useful in assessing the sensitivity of the fixed-income portion of the Fund's assets to interest rate movements, which are the main source of risk for the fixed-income portion of the Fund. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus the higher the duration, the more volatile the security.

Debt securities have a stated maturity date when the issuer must repay their principal amount. Some debt securities may repay the principal earlier or after the stated maturity date, known as callable bonds. Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate. Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

The credit rating or financial condition of an issuer may also affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the issuer's capacity to pay interest and repay principal.

High yield bonds are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Risks Associated with Investing in Foreign Securities. When the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although Automatic Depositary Receipts and European Depositary Receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially those of companies in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions.

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OTHER INVESTMENT PRACTICES AND STRATEGIES

In addition to its principal investment strategies, the Fund may use the investment strategies described below. The Fund may also employ investment practices that this Prospectus does not describe, such as repurchase agreements, when-issued and forward commitment transactions, lending of securities, borrowing and other techniques. For more information concerning any of the Fund's investment practices and its risks, see the Statement of Additional Information ("SAI").

Derivatives. The Fund may invest in derivatives, a category of investments that includes forward foreign currency exchange contracts, futures, options and swaps to protect its investments against changes resulting from market conditions (a practice called "hedging"), to reduce transaction costs or to manage cash flows. Forward foreign currency exchange contracts, futures and options are called derivatives because their value is based on an underlying asset or economic factor. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objectives with derivatives. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

Short Sales. The Adviser may engage in a strategy known as selling short. Selling a security short is when the Fund sells a security it does not own. To sell a security short the Fund must borrow the security from someone else to deliver to the buyer. The Fund then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan. The Fund typically sells securities short to take advantage of an anticipated decline in prices or to protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund's gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.

Short-Term Investing. The investments and strategies described in this Prospectus are those that are used under normal circumstances. During unusual economic, market, political or other circumstances, the Fund may invest up to 100% of its assets in short-term, high quality debt instruments, such as U.S. government securities. These instruments would not ordinarily be consistent with the Fund's principal investment strategies, and may prevent the Fund from achieving its investment objective. The Fund will use a temporary strategy if the Adviser believes that pursuing the Fund's investment objective will subject it to a significant risk of loss. When the Adviser pursues a temporary defensive strategy, the Fund may not profit from favorable developments that it would have otherwise profited from if it were pursuing its normal strategies.

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Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

MANAGEMENT AND ORGANIZATION

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund's investment adviser since March 1, 1996. The Adviser manages assets of approximately $16.7 billion for six investment companies, including one closed-end investment company, and more than 35 institutional accounts. First Pacific Advisors, LLC is headquartered at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. The Adviser selects investments for the Fund, provides administrative services and manages the Fund's business. The total management fee paid by the Fund, as a percentage of average net assets, for the previous fiscal year was 1.00%. The Fund also paid the Adviser 0.10% of its average net assets for financial services provided during the year. A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's SAI and in the Fund's semi-annual report for the six months ended September 30, 2010.

Portfolio Manager

Steven T. Romick is primarily responsible for the day-to-day management of the Fund's portfolio, and has been since the inception of the Fund on June 2, 1993. Mr. Romick has been the Trustee, President and Chief Investment Officer of the Fund, for more than the past five years and a Managing Partner of the Adviser (since January 2010). Mr Romick was a Partner of the Adviser from October 2006 to December 2009.

The SAI provides additional information about Mr. Romick's compensation, other accounts managed by him and his ownership of shares of the Fund.

PURCHASE, PRICING AND SALE OF SHARES

Purchase and Investment Minimums. You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can use the Account Information Form for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to Boston Financial Data Services, Inc., must be at least $100. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds or State Street Bank and Trust Company. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Share Price. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE open, normally 4:00 p.m. New York time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by certain retirement plans and certain other financial intermediaries before the NYSE closes and communicated to Boston Financial Data Services, Inc. by 9:30 a.m., Eastern time, on the following business day are

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priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after Boston Financial Data Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to Boston Financial Data Services, Inc. within the times specified by the Fund.

In-Kind Transactions. Under certain conditions and at the Fund's discretion, you may pay for shares of the Fund with securities instead of cash. In addition, the Fund may pay all or part of your redemption proceeds with securities instead of cash.

Selling (Redeeming) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH

You can sell (redeem) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to Boston Financial Data Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange.

A check will be mailed to you within seven days after Boston Financial Data Services, Inc. receives a properly completed request (as described below under "Written Requests"). If Fund shares sold were recently purchased by check, payment of the redemption proceeds may take up to 15 days from the date of purchase in order to allow time for the check to clear.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

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Written Requests. Requests must be signed by the registered shareholder(s). A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents are required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

Telephone Transactions. You must elect the option on the Account Information Form to have the right to sell your shares by telephone. If you wish to make an election to have the right to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Information Form with a signature guarantee.

When you obtain the right to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to which the proceeds of such redemptions are sent. Telephone redemptions over $5,000 that are sent to your bank are wired unless the designated bank cannot receive Federal Reserve wires, in which case the check (or redemption proceeds) is mailed. Telephone redemptions under $5,000 that are sent to the designated bank are mailed unless you request otherwise. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

Boston Financial Data Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither Boston Financial Data Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption your account value is less than $500, the Fund can direct Boston Financial Data Services, Inc. to sell your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

EXCHANGE OF SHARES AND SHAREHOLDER SERVICES

Exchanging Your Fund Shares

Exchanging Your Shares for Shares of Other FPA Funds. You can exchange your shares of the Fund for shares of other FPA Funds, namely FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives.

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You can increase an existing account or start a new account in the selected FPA Fund. There is no sales charge except on purchases of an FPA Fund by exchange from this Fund, FPA Crescent Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. Shares of the Fund acquired must be registered for sale in your state.

How to Exchange Your Shares. You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Information Form). Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if we give you notice you have exceeded this limit, any further exchange requests will not be honored;

•  Shares must be owned 15 days before exchanging;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by Boston Financial Data Services, Inc.

For federal and state income tax purposes, an exchange is treated as a sale and could result in a capital gain or loss. If the shares exchanged have been held less than 91 days, the sales charge paid on them is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

Discontinuation of the Exchange Programs. The Fund and FPA Fund Distributors, Inc. can change or discontinue the rights to exchange Fund shares into other FPA Funds upon 60 days' notice.

For more information or for prospectuses, which contain the applicable sales charges, for other FPA Funds, please contact a dealer or FPA Fund Distributors, Inc. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which Boston Financial Data Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction.

Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Information Form available from dealers or FPA Fund Distributors, Inc. Boston Financial Data Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the

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investment to $1,500 within 12 months. Each subsequent investment must be at least $100. Neither the Fund nor FPA Fund Distributors, Inc. imposes additional fees for these plans, but the plan custodian does.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions into an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, the Taxpayer Relief Act of 1997 expanded opportunities for certain investors to make deductible contributions to IRAs and also created two new tax-favored accounts, the Roth IRA and the Education IRA, in which earnings (subject to certain restrictions) are not taxed even on withdrawal. Retirement-related tax matters are complicated; you should consult your tax adviser. FPA Fund Distributors, Inc. and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Information Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Information Form. If withdrawals continuously exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest because of additional sales charges, and you will recognize any taxable gains or losses on the automatic withdrawals.

Cumulation of Shares. You can reduce your sales charge in the other FPA Funds, namely FPA Capital Fund, Inc. (which is currently closed to new investors), FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc., by cumulating all shares held in the FPA Funds and adding the current value. If your holdings qualify you for the reduced sales charge in the other FPA Funds, you must provide information to verify your holdings.

Letter of Intent. A letter of intent will allow you to obtain a reduced sales charge in the other FPA Funds by aggregating investments made during a 13-month period. The value of all presently held shares of the FPA Funds can also be used to determine the applicable sales charge. The Account Information Form contains the Letter of Intent that must be signed at the time of initial purchase, or within 30 days. Each investment made under a Letter of Intent during the period receives the sales charge for the total investment goal. If you do not reach your investment goal, you must pay the difference between the sales charges applicable to the amount purchased minus those actually paid.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may get paid.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

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The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser and its affiliates may, at their own expense, pay financial representatives for these services.

FPA Fund Distributors, Inc., the Fund's principal underwriter, may participate in arrangements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser and its affiliates may, at their own expense, pay financial representatives for distribution and marketing services performed with respect to the Fund. The Adviser may pay its affiliated companies for distribution and marketing services performed with respect to the Fund.

Excessive Trading

The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Trustees has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee has historically served as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a complete description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled "How to Exchange Your Shares"). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's investment income consists principally of dividends and interest earned on its portfolio securities. This income, after payment of expenses, will be distributed to you semi-annually. Net capital gains realized from the sale of securities are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in the Fund at the share price determined at the close of business the day after the record date, unless before the record date for receipt of the dividend or capital gain distribution you request cash payment of dividends and capital gains distributions. You can use the Account Information Form to request a cash payment.

Tax Consequences

Dividends and capital gains are generally taxable whether they are reinvested or received in cash unless you are exempt from taxation or entitled to tax deferral. Dividends are taxed at ordinary rates, while

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capital gains may be taxed at different rates, usually based on the length of time the Fund holds its assets.

Redemptions from a retirement plan account and an ordinary shareholder account could have different tax treatment. Further, an exchange of the Fund's shares for shares of another FPA Fund will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

You must provide the Fund with a certified correct taxpayer identification number (generally your social security number) and certify that you are not subject to backup withholding. You can use the Account Information Form for this purpose. If you fail to do so, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions. Federal law also requires the Fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident aliens, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Federal tax law generally requires that a holder (such as the Fund) of a debt security purchased at a discount (including a zero coupon security) accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. Periodic adjustments for inflation in the principal value of inflation-indexed bonds also may give rise to original issue discount which is includable in the Fund's gross income on a current basis. Similarly, the Fund generally must recognize as income interest accrued on accrual bonds and other debt securities even though not paid in cash. As an investment company, the Fund must pay dividends equal to substantially all of its net investment income each year. Since most shareholders reinvest dividends declared by the Fund, it is not expected that cash dividend payments would exceed the total amount of cash interest and dividends the Fund actually receives. Cash distributions are made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If the principal value of an inflation-indexed bond is adjusted downward in any period as a result of deflation, the reduction may be treated as a loss to the extent the reduction exceeds coupon payments received in that period; in that case, the amount distributable by the Fund may be reduced and amounts distributed previously in the taxable year may be characterized in some circumstances as return of capital.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund and assuming reinvestment of all dividends and distributions. The information for each of the five years ended March 31, 2011, have been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information, which is available upon request.

	For the years. ended March 31,
	2011	2010	2009	2008	2007
Per share operating performance: Net asset value at beginning of year	$25.88	$19.11	$24.99	$26.98	$26.47
Income from investment operations: Net investment income	$0.31	$0.31	$0.35	$0.59	$0.72
Net realized and unrealized gain (loss) on investment securities	2.75	6.77	(5.63)	0.33	1.66
Total from investment operations	$3.06	$7.08	$(5.28)	$0.92	$2.38
Less distributions: Dividends from net investment income	$(0.32)	$(0.31)	$(0.37)	$(0.75)	$(0.53)
Distributions from net realized capital gains	(0.64)	—	(0.23)	(2.16)	(1.34)
Total distributions	$(0.96)	$(0.31)	$(0.60)	$(2.91)	$(1.87)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$27.98	$25.88	$19.11	$24.99	$26.98
Total investment return**	12.22%	37.22%	(21.57)%	3.30%	9.26%
Ratios/supplemental data: Net assets at end of period (in $000's)	6,032,766	3,291,711	1,263,061	1,246,165	1,407,249
Ratio of expenses to average net assets	1.28%†	1.34%†	1.50%†	1.34%†	1.35%†
Ratio of net investment income to average net assets	0.87%	1.32%	1.65%	2.06%	2.68%
Portfolio turnover rate	20%	32%	32%	29%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  For the years ended March 31, 2011, 2010, 2009, 2008 and 2007, the expense ratio includes short sale dividend expense equal to 0.12%, 0.17%, 0.27%, 0.12% and 0.10% of average net assets, respectively.

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For Shareholder Services contact
Boston Financial Data
Services, Inc.

P.O. Box 8115
Boston, MA 02266-8115
or
30 Dan Road
Canton, MA 02021-2809
(617) 483-5000 or
(800) 638-3060 except Alaska,
Hawaii, Massachusetts, Puerto Rico and U.S. Virgin Islands

For Retirement Plan Services
call your employer or plan
administrator

For 24-hour Information go to
FPA Fund Distributors, Inc.
Internet Web Site
http://www.fpafunds.com

For Dealer Services contact
FPA Fund Distributors, Inc.

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064
(310) 473-0225 or
(800) 982-4372 except
Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to Boston Financial Data Services, Inc. Inquiries concerning sales should be directed to FPA Fund Distributors, Inc.

Investment Adviser
First Pacific Advisors, LLC

11400 West Olympic Boulevard
Suite 1200
Los Angeles, CA 90064

Custodian and Transfer Agent
State Street Bank and
Trust Company

225 Franklin Street
Boston, MA 02110

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

Multiple Translations

This Prospectus may be translated into other languages. If there are any inconsistencies or ambiguities, the English text will prevail.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi-annual report, quarterly schedules of portfolio holdings on Form N-Q and the annual report of proxy voting record on Form N-PX are available without charge, upon request, by calling FPA Fund Distributors, Inc. and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund, including the Fund's financial statements.

A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

For more information or to request a free copy of any of the documents above contact FPA Fund Distributors, Inc. at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://fpafunds.com.

Investment Company Act No. 811-8544
00081061

STATEMENT OF ADDITIONAL INFORMATION

FPA CRESCENT FUND

July 29, 2011

This Statement of Additional Information supplements the current Prospectus of FPA Funds Trust’s FPA Crescent Fund (“Fund”) (FPACX) dated July 29, 2011. This Statement does not present a complete picture of the various topics discussed and should be read in conjunction with the Fund’s Prospectus. Although this Statement of Additional Information is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Fund’s Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, FPA Fund Distributors, Inc. (“Distributor”), at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064; telephone (310) 473-0225 or (800) 982-4372, except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands; web site www.fpafunds.com.

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Redemption of Shares	39
Telephone Redemption	39
Redemptions-In-Kind	39
2% Redemption Fee	40
Excessive Trading	40
Tax Sheltered Retirement Plans	40
Dividends, Distributions and Taxes	40
Distributor	41
Prior Performance Information	42
Financial Statements	44

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DESCRIPTION OF PERMITTED INVESTMENTS

As described in the Fund’s Prospectus’s the Fund may use a variety of investment strategies in addition to its principal investment strategies. This SAI describes each of these investments and strategies and their risks. The Fund may not notify shareholders before employing new strategies, unless it expects such strategies to become principal strategies. You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.”

EQUITY SECURITIES

Common Stocks

Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s Board.

Preferred Stocks

Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock. Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities

Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

A synthetic convertible security is a combination investment in which a Fund purchases both (i) high-grade cash equivalents or a high grade debt obligation of an issuer or U.S. Government securities and (ii) call options or warrants on the common stock of the same or different issuer with some or all of the anticipated interest income from the associated debt obligation that is earned over the holding period of the option or warrant.

While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock. A synthetic convertible position has similar investment characteristics, but may differ with respect to credit quality, time to maturity, trading characteristics, and other factors. Because a Fund will create synthetic convertible positions only out of high grade fixed income securities, the credit rating associated with a Fund’s synthetic convertible investments is generally expected to be higher than that of the average convertible security, many of which are rated below high grade. However, because the options used to create synthetic convertible positions will generally have expirations between one month and three years of the time of purchase, the maturity of these positions will generally be shorter than average for convertible securities. Since the option component of a convertible security or synthetic convertible position is a wasting asset (in the sense of losing “time value” as maturity approaches), a synthetic convertible position may lose such value more rapidly than a convertible security of longer maturity; however, the gain in option value due to appreciation of the underlying stock may exceed such time value loss, the market price of the option component generally reflects these differences in maturities, and the Adviser and applicable sub-adviser take such differences into account when evaluating such positions. When a synthetic convertible position “matures” because of the expiration of the associated option, a Fund may extend the maturity by investing in a new option with longer maturity on the common stock of the same or different issuer. If a Fund does not so extend the maturity of a position, it may continue to hold the associated fixed income security.

Rights and Warrants

A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

RISKS OF INVESTING IN EQUITY SECURITIES

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preferential rights to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•                                          Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•                                          Factors affecting an entire industry, such as increases in production costs; and

•                                          Changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Small and Medium-Sized Companies

Investors in small and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium-sized limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Technology Companies

Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries. For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Initial Public Offerings (“IPO”)

The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to the Fund for investing, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

DEBT SECURITIES. Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest and are purchased at a discount from their face value.

TYPES OF DEBT SECURITIES

U.S. Government Securities

U.S. government securities are securities that the U.S. Treasury has issued (treasury securities) and securities that a federal agency or a government-sponsored entity has issued (agency securities). Treasury securities include treasury bills, which have initial maturities of less than one year and treasury notes, which have initial maturities of one to ten years and treasury bonds, which have initial maturities of at least ten years and certain types of mortgage-backed securities that are described under “Mortgage-Backed Securities” and “Other Asset-Backed Securities.” This SAI discusses mortgage-backed treasury and agency securities in detail in “Mortgage-Backed Securities” and “Other Asset-Backed Securities.”

The full faith and credit of the U.S. government supports treasury securities. Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities. Agency securities are typically supported in one of three ways:

•                                          By the right of the issuer to borrow from the U.S. Treasury;

•                                          By the discretionary authority of the U.S. government to buy the obligations of the agency; or

•                                          By the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities. However, since U.S. government securities are of the highest quality, the credit risk is minimal. The U.S. government does not guarantee the net asset value of the assets of the Fund.

Corporate Bonds

Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Senior Loans

The Fund may invest in participations in senior loans made by banks and other financial institutions to corporate and other borrowers. Such loans are generally arranged through private negotiations between a borrower and one or more financial institutions and may be secured by collateral. Participations in senior loans generally are not listed on any securities exchange or automated quotation system, and no active trading market generally exists for these participations. Such senior loan participations are thus relatively illiquid, which may impair the ability of the Fund to sell them in a timely manner.

Mortgage-Backed Securities

Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (“GNMA”)

GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, the Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (“FNMA”)

FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“FHLMC”)

FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and Other Secondary Market Issuers

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

RISKS OF MORTGAGE-BACKED SECURITIES

Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Other Asset-Backed Securities

These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (“CMOs”)

CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Inflation-Indexed Bonds

The Fund can invest in inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation. Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation. Inflation-indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity. See also “Dividends, Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Short-Term Investments

To earn a return on uninvested assets, meet anticipated redemptions, or for temporary defensive purposes, the Fund may invest a portion of its assets in the short-term securities listed below, U.S. government securities and investment-grade corporate debt securities. Unless otherwise specified, a short-term debt security has a maturity of one year or less.

Bank Obligations

The Fund will only invest in a security issued by a commercial bank if the bank:

•                                          Has total assets of at least $1 billion, or the equivalent in other currencies;

•                                          Is a U.S. bank and a member of the Federal Deposit Insurance Corporation; and

•                                          Is a foreign branch of a U.S. bank and the Adviser believes the security is of an investment quality comparable with other debt securities that the Fund may purchase.

Time Deposits

Time deposits are non-negotiable deposits, such as savings accounts or certificates of deposit, held by a financial institution for a fixed term with the understanding that the depositor can withdraw its money only by giving notice to the institution. However, there may be early withdrawal penalties depending upon market conditions and the remaining maturity of the obligation. The Fund may only purchase time deposits maturing from two business days through seven calendar days.

Certificates of Deposit

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or savings and loan association for a definite period of time and earning a specified return.

Bankers’ Acceptance

A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).

Commercial Paper

Commercial paper is a short-term obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers. Such investments are unsecured and usually discounted. The Fund may invest in commercial paper rated A-1 or A-2 by Standard & Poor’s Ratings Services (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service (“Moody’s”), or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody’s or by S&P. See “Bond Ratings” for a description of commercial paper ratings.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Yankee Bonds

Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involve certain risks which are not typically associated with investing in domestic securities. See “Foreign Securities” in this SAI.

Zero Coupon Bonds

These securities make no periodic payments of interest, but instead are sold at a discount from their face value. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The amount of the discount rate varies depending on factors including the time remaining until maturity, prevailing interest rates, the security’s liquidity and the issuer’s credit quality. The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity. The Fund’s investments in pay-in-kind, delayed and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm. Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately. The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash)

payments. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system. Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” the Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

TERMS TO UNDERSTAND

Maturity

Every debt security has a stated maturity date when the issuer must repay the amount it borrowed (principal) from investors. Some debt securities, however, are callable, meaning the issuer can repay the principal earlier, on or after specified dates (“call dates”). Debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, similar to a homeowner refinancing a mortgage. The effective maturity of a debt security is usually its nearest call date.

Mutual funds that invest in debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each debt security held by the mutual fund, with the maturity of each security weighted by the percentage of the assets of the mutual fund it represents.

Duration

Duration is a calculation that seeks to measure the price sensitivity of a debt security, or of a mutual fund that invests in debt securities, to changes in interest rates. It measures sensitivity more accurately than maturity because it takes into account the time value of cash flows generated over the life of a debt security. Future interest payments and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years — the duration. Effective duration takes into account call features and sinking fund prepayments that may shorten the life of a debt security.

An effective duration of 4 years, for example, would suggest that for each 1% reduction in interest rates at all maturity levels, the price of a security is estimated to increase by 4%. An increase in rates by the same magnitude is estimated to reduce the price of the security by 4%. By knowing the yield and the effective duration of a debt security, one can estimate total return based on an expectation of how much interest rates, in general, will change. While serving as a good estimator of prospective returns, effective duration is an imperfect measure.

FACTORS AFFECTING THE VALUE OF DEBT SECURITIES

The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity. The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates

The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk

This risk effects mainly mortgage-backed securities. Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected. The Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of the Fund. If left unattended, drifts in the average maturity of the Fund can have the unintended effect of increasing or reducing the effective duration of the Fund, which may adversely affect the expected performance of the Fund.

Extension Risk

The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the sensitivity of the Fund to rising rates and its potential for price declines. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating

Coupon interest is offered to investors of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.” Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain. The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal. To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.” If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities. If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated security. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal. If a security is not rated or is rated under a different system, the Adviser may determine that it is of investment-grade. The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (“junk bonds”) are highly speculative securities that are usually issued by smaller, less credit worthy and/or highly leveraged (indebted) companies. A corporation may issue a junk bond because of a corporate restructuring or other similar event. Compared with investment-grade bonds, junk bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Market developments and the financial and business condition of the corporation issuing these securities influences their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength. The Fund currently uses ratings compiled by Moody’s, S&P and Fitch. Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk. The section “Bond Ratings” contains further information concerning the ratings of certain rating agencies and their significance.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it. A rating agency may change its credit ratings at any time. The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating. The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings. The Fund may invest in securities of any rating.

DERIVATIVES. Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an interest rate or a market benchmark. Unless otherwise stated in the Fund’s prospectus, the Fund may use derivatives to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. The Fund may also invest in derivatives to protect it from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

TYPES OF DERIVATIVES

Futures

A futures contract is an agreement between two parties whereby one party sells and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial information is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading and regulated by the Commodity Futures Trading Commission, a federal agency. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the delivery date). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant, or custodian bank when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.”

Although the actual terms of a futures contract calls for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the person closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the person closing out the contract will realize a gain. If the purchase price upon closing out the contract is more than the original sale price, the person closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the person closing out the contract will realize a gain.

A Fund may incur commission expenses when it opens or closes a futures position.

Options

An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded-options) or may be customized agreements between the parties (over-the-counter or “OTC options”). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counter-party will not fulfill its obligations under the contract.

Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•                                          Allowing it to expire and losing its entire premium;

•                                          Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•                                          Closing it out in the secondary market at its current price.

Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted only to write covered options. At the time of selling the call option, the Fund may cover the option by owning:

•                                          The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

•                                          A call option on the same security or index with the same or lesser exercise price;

•                                          A call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices;

•                                          Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

•                                          In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the put option by:

•                                          Entering into a short position in the underlying security;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

•                                          Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

•                                          Maintaining the entire exercise price in liquid securities.

Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•                                          Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount).

•                                          Are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC.

•                                          Do not require an initial margin deposit.

•                                          May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Swaps, Caps, Collars and Floors

Swap Agreements

A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counter-party is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

EQUITY SWAPS — In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

INTEREST RATE SWAPS — Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

CURRENCY SWAPS — A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. A Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

RISKS OF DERIVATIVES

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Correlation of Prices

The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•                                          current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•                                          a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•                                          differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded. Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

•                                          have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•                                          have to purchase or sell the instrument underlying the contract;

•                                          not be able to hedge its investments; and

•                                          not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•                                          an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•                                          unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•                                          the facilities of the exchange may not be adequate to handle current trading volume;

•                                          equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

•                                          investors may lose interest in a particular derivative or category of derivatives.

Management Risk

If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage

The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

•                                          actual and anticipated changes in interest rates;

•                                          fiscal and monetary policies; and

•                                          national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

FOREIGN SECURITIES

TYPES OF FOREIGN SECURITIES

Foreign securities are debt and equity securities that are traded in markets outside of the United States. The countries in which these markets are located can be developed or emerging. People can invest in foreign securities in a number of ways:

•                                          They can invest directly in foreign securities denominated in a foreign currency;

•                                          They can invest in American Depositary Receipts, European Depositary Receipts and other similar global instruments; and

•                                          They can invest in investment funds.

American Depositary Receipts (“ADRs”)

ADRs are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. A custodian bank or similar financial institution in the issuer’s home country holds the underlying shares in trust. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. EDRs are similar to ADRs, except that they are typically issued by European Banks or trust companies.

Emerging Markets

An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries. There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

Investment Funds

Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund were to invest these types of securities, shareholders would bear not only their proportionate share of the Fund’s expenses (including operating expenses and the fees of the Adviser), but would also indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

RISKS OF FOREIGN SECURITIES

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors

Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•                                          The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

•                                          Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

•                                          The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•                                          The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•                                          A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval, limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

Information and Supervision

There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about United States companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk

The Adviser anticipates that in most cases an exchange or over-the-counter (“OTC”) market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways. Foreign stock markets:

•                                          are generally more volatile than, and not as developed or efficient as, those in the United States;

•                                          have substantially less volume;

•                                          trade securities that tend to be less liquid and experience rapid and erratic price movements;

•                                          have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•                                          employ trading, settlement and custodial practices less developed than those in U.S. markets; and

•                                          may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•                                          foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards.

•                                          adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis.

•                                          in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States.

•                                          OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated.

•                                          economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights.

•                                          restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk

While the Fund denominates their net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

•                                          It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•                                          Complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•                                          Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•                                          There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•                                          Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•                                          The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes

Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments. The Fund does not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets

Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may:

•                                          Have relatively unstable governments;

•                                          Present greater risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets;

•                                          Offer less protection of property rights than more developed countries; and

•                                          Have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

The Euro

Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union (“EMU”). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries.

The introduction of the euro for participating nations in the EMU has presented unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of

European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in the euro.

INVESTMENT COMPANIES. The Fund may buy and sell shares of other investment companies. Such investment companies may pay management and other fees that are similar to the fees currently paid by the Fund. Like other shareholders, the Fund would pay its proportionate share of those fees. Consequently, shareholders of the Fund would pay not only the management fees of the Fund, but also the management fees of the investment company in which the Fund invests. The Fund may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

REPURCHASE AGREEMENTS. In a repurchase agreement, an investor agrees to buy a security (underlying security) from a securities dealer or bank that is a member of the Federal Reserve System (counter-party). At the time, the counter-party agrees to repurchase the underlying security for the same price, plus interest. Repurchase agreements are generally for a relatively short period (usually not more than 7 days). The Fund normally uses repurchase agreements to earn income on assets that are not invested.

When the Fund enters into a repurchase agreement it will:

•                                          Pay for the underlying securities only upon physically receiving them or upon evidence of their receipt in book-entry form; and

•                                          Require the counter party to add to the collateral whenever the price of the repurchase agreement rises above the value of the underlying security (i.e., it will require the borrower to “mark to the market” on a daily basis).

If the seller of the security declares bankruptcy or otherwise becomes financially unable to buy back the security, the Fund’s right to sell the security may be restricted. In addition, the value of the security might decline before the Fund can sell it and the Fund might incur expenses in enforcing its rights.

RESTRICTED SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. The Fund may also purchase shares that are not registered for sale to the general public but which are eligible for resale to qualified institutional investors under Rule 144A of the Securities Act of 1933. Under the supervision of the Board, the Adviser determines the liquidity of such investments by considering all relevant factors. Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund’s investment limitations. The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

SECURITIES LENDING. The Fund may lend a portion of its total assets to broker- dealers or other financial institutions. It may then reinvest the collateral it receives in short-term securities and money market funds. If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements. When the Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

SHORT SALES. Selling a security short is when an investor sells a security it does not own. To sell a security short an investor must borrow the security from someone else to deliver to the buyer. The investor then replaces the security it borrowed by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the investor repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

Investors typically sell securities short to:

•                                          Take advantage of an anticipated decline in prices.

•                                          Protect a profit in a security it already owns.

The Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Likewise, the Fund can profit if the price of the security declines between those dates.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The Fund will incur transaction costs in effecting short sales. The Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale, to the extent necessary to meet margin requirements, until the short position is closed out.

Short Sales Against the Box

In addition, the Fund may engage in short sales “against the box”. In a short sale against the box, the Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Restrictions on Short Sales

The Fund will not short sell a security if:

•                                          After giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund net assets.

•                                          The market value of the securities of any single issuer that have been sold short by the Fund would exceed the two percent (2%) of the value of the Fund’s net assets.

•                                          Such securities would constitute more than two percent (2%) of any class of the issuer’s securities.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

WHEN ISSUED, DELAYED-DELIVERY AND FORWARD TRANSACTIONS. A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. In a forward delivery transaction, the

Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund uses when-issued, delayed-delivery and forward delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery and forward delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed delivery, or forward delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash and liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

INVESTMENT POLICIES OF THE FUND

FUNDAMENTAL INVESTMENT POLICIES. The following investment limitations are fundamental, which means the Fund cannot change them without approval by the vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. The Fund will determine investment limitation percentages (with the exception of a limitation relating to borrowing) immediately after and as a result of its acquisition of such security or other asset. Accordingly, the Fund will not consider changes in values, net assets or other circumstances when determining whether the investment complies with its investment limitations. The Fund will not:

•                                          Make any investment inconsistent with its classification as a diversified series of an open-end investment company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified series of an open-end investment company under the 1940 Act.

•                                          Borrow money, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time.

•                                          Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

•                                          Underwrite securities of other issuers, except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in connection with the purchase or sale of its portfolio securities.

•                                          Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

•                                          Purchase or sell real estate, except (1) to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction, (2) that the Fund may invest in, securities of issuers that deal or invest in real estate and (3) that the Fund may purchase securities secured by real estate or interests therein.

•                                          Purchase or sell commodities or contracts on commodities except that the Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

•                                          Make loans to other persons, except that the Fund may lend its portfolio securities in accordance with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction and the guidelines set forth in the Fund’s prospectus and statement of additional information as they may be amended from time to time. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

NON-FUNDAMENTAL POLICIES. The following limitations are non-fundamental, which means the Fund may change them without shareholder approval.

•                                          The Fund may not borrow money, except that (1) the Fund may borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (2) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (3) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (4) the Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, the Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

•                                          The Fund may purchase and sell currencies or securities on a when-issued, delayed delivery or forward-commitment basis.

•                                          The Fund may purchase and sell foreign currency, purchase options on foreign currency and foreign currency exchange contracts.

•                                          The Fund may invest in the securities of foreign issuers.

•                                          The Fund may purchase shares of other investment companies to the extent permitted by applicable law. The Fund may, notwithstanding any fundamental policy or other limitation, invest all of its investable assets in securities of a single open-end management investment company with substantially the same investment objectives, policies and limitations.

The 1940 Act currently permits the Fund to invest up to 10% of its total assets in the securities of other investment companies. However, the Fund may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company.

•                                          The Fund may invest in illiquid and restricted securities to the extent permitted by applicable law.

The Fund intends to follow the policies of the SEC as they are adopted from time to time with respect to illiquid securities, including (1) treating as illiquid securities that may not be disposed of in the ordinary course of business within 7 days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to 15% of net assets.

•                                          The Fund may write covered call options and may buy and sell put and call options.

•                                          The Fund may enter into repurchase agreements.

•                                          The Fund may lend portfolio securities to registered broker-dealers or other institutional investors. These loans may not exceed 33 1/3% of the Fund’s total assets taken at market value. In addition, the Fund must receive at least 100% collateral.

•                                          The Fund may sell securities short and engage in short sales “against the box.”

•                                          The Fund may enter into swap transactions.

FUND ORGANIZATION AND THE BOARD OF TRUSTEES

FPA Funds Trust was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the Trust changed its name to UAM Funds Trust. On August 30, 2002, the shareholders of UAM Funds Trust’s FPA Crescent Portfolio approved a new Board of Trustees and the Trust’s name was changed to FPA Funds Trust’s FPA Crescent Fund. The Adviser has been the Fund’s investment adviser since March 1, 1996. The Trust is an open-end, management investment company, generally called a mutual fund, and FPA Crescent Fund, which was organized in 1993, is diversified. Although the Board of Trustees has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Delaware law, the Fund’s business and affairs are managed under the direction of the Board of Trustees, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws. Delaware law requires each Trustee to perform his/her duties as a Trustee, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the Fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

TRUSTEES AND OFFICERS OF THE FUND

All Trustees and officers of the Fund are also Directors and/or officers of one or more of five other investment companies advised by the Adviser. These investment companies are FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and Source Capital, Inc. (collectively, the “FPA Funds”).

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Officers of the Fund are elected annually by the Board of Trustees. Information regarding Trustees and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

TRUSTEES

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS TRUSTEE OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH TRUSTEE SERVES	OTHER DIRECTORSHIPS HELD BY TRUSTEE

“NON-INTERESTED” TRUSTEES

Willard H. Altman, Jr., 75	Trustee & Chairman of the Board	2002	Former Partner of Ernst & Young LLP, a public accounting firm. Director of Source Capital, Inc., of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., and of FPA Perennial Fund, Inc. for more than the past five years. Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	6	-0-

Thomas P. Merrick, 74	Trustee	2009	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director of Source Capital, Inc. (since February 2006), of FPA Paramount Fund, Inc. (since January 2008), of FPA Perennial Fund, Inc. (since August 2008), of FPA New Income, Inc. (since July 2009), and of FPA Capital Fund, Inc. (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	6	-0-

Alfred E. Osborne, Jr., 66	Trustee	2002	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osborne has been at UCLA since 1972. Director of FPA Capital Fund, Inc. and of FPA New Income, Inc. for more than the past five years.	3	Independent Directors Council, Kaiser Aluminum, Wedbush, Inc., and Heckmann Corporation

Patrick B. Purcell, 68	Trustee	2006	Retired. Former Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial and Administrative Officer from 1989 to March 1998, of Paramount Pictures. Director of FPA Capital Fund, Inc. (since May 2006), of FPA New Income, Inc. (since May 2006), and of Source Capital, Inc. (since May 2010).	4	The Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick, 71	Trustee	2010	Private investor. Formerly, Co-Founder and Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director of fpa Capital Fund, Inc. and of fpa New Income, Inc. (since January 2010).	3	California Council on Economic Education

NAME, ADDRESS* AND AGE	POSITION WITH FUND	YEAR FIRST ELECTED AS TRUSTEE OF THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FPA FUND BOARDS ON WHICH TRUSTEE SERVES	OTHER DIRECTORSHIPS HELD BY TRUSTEE

“INTERESTED” TRUSTEES**

Steven T. Romick, 48	Trustee, President & Chief Investment Officer	2002	Managing Partner of First Pacific Advisors, LLC (since January 2010). Partner of First Pacific Advisors, LLC from October 2006 to December 2009; and Senior Vice President of First Pacific Advisors, Inc. from March 1996 to September 2006.	1	Arden Group, Inc.

*                                         The address for each Trustee is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

**                                  “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

FUND SHARES OWNED BY TRUSTEES AS OF December 31, 2010

AGGREGATE DOLLAR RANGES OF
	DOLLAR RANGE OF FUND	SHARES OWNED IN ALL FPA
NAME	SHARES OWNED	FUNDS OVERSEEN BY TRUSTEE
“NON-INTERESTED” TRUSTEES

Willard H. Altman, Jr.	Over $100,000	Over $100,000

Thomas P. Merrick	$10,001 to $50,000	Over $100,000

Alfred E. Osborne, Jr.	$10,001 to $50,000	Over $100,000

Patrick B. Purcell	Over $100,000	Over $100,000

Allan M. Rudnick	Over $100,000	Over $100,000

“INTERESTED” TRUSTEES

Steven T. Romick	Over $100,000	Over $100,000

As of December 31, 2010, the officers and Trustees of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

TRUSTEE COMPENSATION PAID DURING THE FISCAL YEAR ENDED MARCH 31, 2011

No compensation is paid by the Fund to any officer or Trustee who is a Director, officer or employee of the Adviser or its affiliates. During the fiscal year, the Fund paid annual fees of $10,000 to Trustees who are not affiliated with the Adviser, plus $1,500 for each Board of Trustees meeting attended and $750 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000. Effective July 1, 2011, the Fund pays annual fees of $14,000 to Trustees who are not affiliated with the Adviser, plus $2,500 for each Board of Trustees meeting attended and $750 for each Committee meeting held on a day other than a Board meeting. Additionally, the Chairman of the Board receives annual fees of $4,000. During the last fiscal year, the Trustees then in office received as a group $84,000 in Trustees’ fees.

No pension or retirement benefits are accrued as part of Fund expenses. The Fund reimburses certain expenses of the Trustees who are not affiliated with the Investment Adviser.

	AGGREGATE COMPENSATION	TOTAL COMPENSATION
NAME	FROM THE FUND	FROM ALL FPA FUNDS

“NON-INTERESTED” TRUSTEES”

Willard H. Altman, Jr.	$20,000	$114,000	(1)

Thomas P. Merrick	$16,000	$102,000	(1)

Alfred E. Osborne, Jr.	$16,000	$48,000	(2)

Patrick B. Purcell	$16,000	$76,066	(3)

Allan M. Rudnick	$16,000	$48,000	(2)

“INTERESTED” TRUSTEES”

Steven T. Romick	$-0-	$-0-

(1)                                Includes compensation from the Fund, four open-end investment companies and one closed-end investment company.

(2)                                Includes compensation from the Fund and two open-end investment companies.

(3)                                Includes compensation from the Fund, two open-end investment companies and one closed-end investment company.

OFFICERS

		YEAR FIRST
		ELECTED AN
	POSITION	OFFICER OF
NAME, ADDRESS* AND AGE	WITH FUND	THE FUND	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Eric S. Ende, 66	Vice President	2002

Partner of First Pacific Advisors, LLC (since October 2006); Director, President and Portfolio Manager for more than the past five years of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc.; Director, President and Chief Investment Officer for more than the past five years of Source Capital, Inc.; and Vice President of FPA Capital Fund, Inc. and of FPA New Income, Inc. for more than the past five years. Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

J. Richard Atwood, 51	Treasurer	2002

Managing Partner and Chief Operating Officer, Chief Financial Officer and Treasurer of First Pacific Advisors, LLC (since October 2006); and Director, President, Chief Executive Officer, Chief Compliance Officer (since August 2004), Chief Financial Officer and Treasurer for more than the past five years of FPA Fund Distributors, Inc. Treasurer of each FPA Fund for more than the past five years. Director, Principal, Chief Operating Officer and Chief Financial Officer (from January 1997) of First Pacific Advisors, Inc. from May 2000 to September 2006.

Sherry Sasaki, 56	Secretary	2002

Assistant Vice President and Secretary of First Pacific Advisors, LLC (since October 2006); and Secretary of each FPA Fund and of FPA Fund Distributors, Inc. for more than the past five years. Assistant Vice President (from December 1992) and Secretary (from June 1991) of First Pacific Advisors, Inc. to September 2006.

Christopher H. Thomas, 54	Chief Compliance Officer	2002

Vice President and Chief Compliance Officer of First Pacific Advisors, LLC (since October 2006); Director, Vice President and Controller for more than the past five years of FPA Fund Distributors, Inc.; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller from March 1995 to December 2005, and Vice President (from March 1995) and Chief Compliance Officer (from August 2004) of First Pacific Advisors, Inc. to September 2006; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from August 2002) to February 2006.

E. Lake Setzler III, 44	Assistant Treasurer	2006

Vice President and Controller of First Pacific Advisors, LLC (since October 2006); and Assistant Treasurer of each FPA Fund (since February 2006). Former Vice President and Controller of First Pacific Advisors, Inc. from December 2005 to September 2006.

*                                         The address of each officer is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

LEADERSHIP STRUCTURE AND RESPONSIBILITIES OF THE BOARD AND ITS COMMITTEES. The Board of Trustees has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are supervised by the Fund’s Board, which meets quarterly. The Board is currently composed of six trustees, including five trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Trustees frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting. The Audit Committee of the Board of Trustees meets quarterly at regularly scheduled meetings and the Corporate Responsibility Committee meets at least twice a year. The Independent Trustees have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to preside at all meetings of the Board.  The Chairman does not participate in the preparation for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to the preparation of the agenda for Board meetings (with input from the Independent Trustees), determining which matters need to be acted upon by the Board, and ensuring that the Board obtains all the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Trustees between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Trustee.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of accounting, consulting and strategic planning, education, entertainment, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him the qualifications and skills to serve as a Trustee.

The Board of Trustees has delegated day-to-day Fund management and risk oversight to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO would report any material risk, should it arise to the Board. The CCO is also the CCO of the Adviser.

The Board has an Audit Committee and a Corporate Responsibility Committee. The responsibilities of each committee are described below.

COMMITTEES OF THE BOARD OF TRUSTEES. The Fund has as Audit Committee comprised of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Trustees concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

The Fund has a Corporate Responsibility Committee consisting of Willard H. Altman, Jr., Thomas P. Merrick, Alfred E. Osborne, Jr., Patrick B. Purcell and Allan M. Rudnick, none of whom is considered an “interested person” of the Fund within the meaning of the 1940 Act. The Committee recommends to the full Board of Trustees nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Corporate Responsibility Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees. The Corporate Responsibility Committee two times during the last fiscal year.

The Corporate Responsibility Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board of Trustees. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Corporate Responsibility Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflict or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Corporate Responsibility Committee does not have a formal policy respecting diversity on the Board of Trustees, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Trustees.

FIVE PERCENT SHAREHOLDERS

As of June 30, 2011, no person was known by the Fund to own of record or beneficially 5% or more of the outstanding Fund shares, except Pershing LLC, 1 Pershing Plaza, Jersey City, New Jersey 07399-0001, which held 15,456,143 shares (6.49%), Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which held 25,590,361 shares (10.74%), and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4151, which held 67,637,236 shares (28.39%). The foregoing broker-dealers and/or investment advisory firms advise that the shares are held for the benefit of their customers.

MANAGEMENT

INVESTMENT ADVISER. First Pacific Advisors, LLC, together with its predecessor organizations, has been in the investment advisory business since 1954, and has served as the Fund’s investment adviser since March 1, 1996. The current Adviser exercised its option to purchase, among other things, the operating assets and name “First Pacific Advisors” from the previous adviser and its parent company, Old Mutual (US) Holdings Inc. This purchase took effect on September 30, 2006, and the current investment advisory agreement became effective on October 1, 2006. Presently, the Adviser manages assets of approximately $16.7 billion for six investment companies, including one closed-end investment company, and more than 35 institutional accounts. Currently, the personnel of First Pacific Advisors, LLC consists of 17 persons engaged full time in portfolio management or investment research in addition to 39 persons engaged full time in trading, administrative, financial or clerical activities. The Fund, the Adviser and the Distributor have adopted Codes of Ethics designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the Fund, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every applicable securities trade to ensure that there is no conflict with the trading activities of the Fund. On a quarterly basis all employees must provide a report on all applicable transactions in any security in which they have or acquire direct or indirect ownership. This reporting requirement also applies to securities issued by the Government of the United States or state/local municipalities, and shares of registered open-end investment companies. This requirement does not apply to 401k investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                                          The Adviser votes for uncontested director nominees recommended by management.

•                                          The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                                          The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                                          To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                                          To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination. If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Fund will file, by August 31, 2011, Form N-PX, which contains the Fund’s complete Proxy voting record for the 12 months ended June 30, 2011. Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

INVESTMENT PHILOSOPHY AND STYLE OF THE ADVISER

Equity Securities

The Adviser uses a contrarian investment style, which often leads to investing in “what other people do not wish to own.” The Adviser searches for common stocks, preferred stocks, warrants and convertible securities that reflect low price/earnings ratios (P/Es) and trade at discounts to private market value. The Adviser deems the following to be important in its stock selection process: high return on capital; solid balance sheet; meaningful cash flow; active share repurchase program; insider buying; strong management, seeking to add shareholder value; and projected earnings growth exceeding the stock market average. In the Adviser’s view, the stock market prices securities efficiently in the long term, rewarding companies which successfully grow their own earnings and penalizing those which do not. The investment philosophy is based on the conviction that the market valuation of securities is often inefficient in the short-term. The Adviser feels that hasty short-term decisions could cause a particular security, industry group or the entire market to become underpriced or overpriced in the short- term, thereby creating an excellent opportunity to either buy or sell.

The Adviser’s intensive research process includes looking for ideas by reviewing stock price or industry group under performance, insider purchasers, management changes and corporate spin-offs. Fundamental analysis is the foundation of the Adviser’s investment approach.

Debt Securities

Through fixed income investments, the Adviser seeks a reliable and recurring stream of income for the portfolio, while preserving its capital. The Adviser attempts to identify the current interest rate trends and invests funds accordingly. Usually, a defensive strategy is employed, with investments made at different points along the yield curve in an attempt to keep the average maturity of fixed income investments less than or equal to ten years.

The Adviser considers yield spread relationships and their underlying factors such as credit quality, investor perception and liquidity on a continuous basis to determine which sector offers the best investment value. When combined with equity securities, the ownership of fixed income securities not only can broaden the universe of opportunities, but also can offer additional diversification and can help lower portfolio volatility.

INVESTMENT ADVISORY AND FINANCIAL SERVICES AGREEMENT. The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio. The Adviser is authorized, subject to the control of the Fund’s Board of Trustees, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser, subject to reimbursement from the Fund for personnel involved in providing financial services as indicated below.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions and other costs of portfolio transactions; fees and expenses of Trustees not affiliated with the Adviser; taxes; transfer agent, dividend disbursement, reinvestment and custodian fees; legal and audit fees; printing and mailing of reports to shareholders and proxy materials; shareholders’ and Trustees’ meetings; registration of Fund shares under federal and state laws; trade association membership fees; premiums for the fidelity bond and errors and omissions insurance maintained by the Fund; litigation; interest on indebtedness; and the fee paid to the Adviser for providing financial services to the Fund as described below.

For services rendered, the Adviser is paid a monthly fee computed at the annual rate of 1.00% of the Fund’s average daily net assets. The average net assets are determined by taking the average of all the daily determinations of net assets made, in the manner provided in the Fund’s Agreement and Declaration of Trust, during a calendar month.

In addition to the advisory fee, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. Such financial services include (a) maintaining the accounts, books and other documents forming the basis for the Fund’s financial statements, (b) preparing such financial statements and other Fund documents and reports of a financial nature required by federal and state laws, (c) calculating daily net assets and (d) participating in the production of the Fund’s registration statements, prospectuses, proxy materials and reports to shareholders (including compensation of the Treasurer or other principal financial officer of the Fund, compensation of personnel working under such person’s direction and expenses of office space, facilities and equipment such persons use to perform their financial services duties).

The advisory fee and cost of financial services is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee and cost of financial services) for any fiscal year exceed 1.85% of the Fund’s average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Advisory Agreement) exclude (a) interest, (b) taxes, (c) brokerage commissions (d) short sale dividend expense, and (e) any extraordinary expenses, such as litigation, merger, reorganization or recapitalization, to the extent such extraordinary expenses can be excluded under the rules or policies of the states in which Fund shares are registered for sale. All expenditures, including costs connected with the purchase, retention or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fee and cost of financial services paid to it by the Fund for a fiscal year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Trustees or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval. The continuation of the Advisory Agreement to September 30, 2011, has been approved by the Board of Trustees and a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act). The Advisory Agreement may be terminated without penalty by the Fund’s Board of Trustees or the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities on 60 days’ written notice to the other party. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In determining whether to approve the Advisory Agreement, those Fund Trustees who were not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Trustees. The following paragraphs summarize the material information and factors considered by the Board of Trustees at a meeting held August 3, 2010, as well as their conclusions relative to such factors.

The Board and the Independent Trustees considered information regarding the Adviser and its staffing in connection with the Fund, including the Fund’s portfolio manager, the number and quality of analysts the Adviser has hired who are under the direct supervision of the Fund’s portfolio manager, the scope of accounting, administrative, shareholder and other services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Independent Trustees especially noted the experience, length of service and the outstanding reputation of the Fund’s President, Chief Investment Officer and portfolio manager, Steven Romick, who has managed the Fund since its inception in 1993. The Board and the Independent Trustees concluded that the nature, extent and quality of services provided by the Adviser have benefitted and should continue to benefit the Fund and its shareholders.

The Board and the Independent Trustees reviewed the overall investment performance of the Fund. The Trustees also received information from an independent consultant, Lipper, a Thomson Reuters Company (“Lipper”), regarding the Fund’s performance relative to a peer group of flexible portfolio funds selected by Lipper (the “Peer Group”). The Independent Trustees were reminded by the Adviser that the Fund’s investment strategy is significantly different from other funds in the Peer Group in that the Fund has a much broader universe of investment possibilities, which requires a greater degree of portfolio management skill on the part of the Adviser. The Adviser also maintained (as a report previously prepared for the Board by an independent consultant had concluded) that no other Lipper category adequately represents the breadth and style of investing performed by the Fund’s portfolio manager on behalf of the Fund. The Board and the Independent Trustees noted that the Fund’s outstanding long-term investment performance and low volatility of returns when compared to the peer Group and concluded that the Fund’s investment performance has been strong. The Trustees concluded that the Adviser’s continued management of the Fund should benefit the Fund and its shareholders.

The Board and the Independent Trustees were provided information by the Adviser for consideration in connection with the Fund’s advisory fees and total expense levels, as well as the overall profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund, including the Financial Services Agreement.

The Board and the Independent Trustees reviewed comparative information relative to fees and expenses for the mutual fund industry generally and for the Peer Group. The Trustees noted that the Fund’s current management fee rate ranked towards the high end, and its total expense ratio ranked towards the middle of the corresponding ranges for the Peer Group, including others with assets in excess of $1 billion. They further acknowledged that the Fund’s broader investment strategy makes comparisons to the fees and expenses of the funds in the Peer Group less relevant and noted that the overall expense ratio of the Fund is within the range of the overall equity and hybrid fund universe. Specifically with respect to the advisory fee charged by the Adviser to the Fund, the Trustees noted that many equity and hybrid funds have advisory fees that are the same or higher. The Independent Trustees also noted that many funds in the universe charge fees for outside administration and similar services in addition to the advisory fee; however the Adviser pays for the majority of these costs for the Fund. In addition, the Trustees noted that the fee rate charged to the Fund is the same fee rate charged by the Adviser on the other products managed in a similar style by the portfolio manager.

The Board and the Independent Trustees considered, and discussed at length with Adviser, whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund’s assets, broader investment strategy and any economies of scale that may exist. While the Fund has experienced increases in its net assets in recent years, the Trustees noted the Adviser’s claims that its internal costs of providing investment management services to the Fund have also increased significantly in recent years as a result of various factors, including the ongoing and growing complexity of the Fund’s investments as well as various new or increased administrative expenses resulting from the enactment of recent legislative and regulatory requirements, such as the continued employment of a full-time Chief Compliance Officer and his assistant. According to the Adviser, it has also made significant investments with respect to attracting, providing opportunities for and retaining new analysts and other investment personnel who assist with the management of the Fund and new administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Trustees expressed concern that the fee rate does not have any breakpoints. The mutual fund industry has trended toward funds having breakpoints in the advisory fee structure as a means by which to share in economies of scale as a fund’s assets grow; however, not all funds have breakpoints in their fee structures. The Adviser indicated its belief that breakpoints currently remain inappropriate for the Fund given the ongoing additional investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, and uncertainties regarding future growth (or not) in the Fund’s assets, all of which could negatively impact the Adviser. The Board and the Independent Trustees acknowledged that there is no uniform industry methodology to measure or apply economies of scale. However, the Board and the Independent Trustees concluded that the Fund has benefitted from the investments made by the Adviser in personnel and infrastructure that have increased the Adviser’s expenses and thus reduce its profitability.

The Board and the Independent Trustees determined the Fund continues to benefit from the services of a highly experienced portfolio manager and portfolio management team that has produced outstanding long-term returns with low relative volatility. In addition, the Board and the Independent Trustees agreed that the Fund continues to receive high quality accounting, administrative, shareholder and other ancillary services from the Adviser. The Board and the Independent Trustees concluded that the current fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provide by the Adviser. In reaching their conclusions, the Independent Trustees also stated their intention to continue monitoring the factors relevant to the Adviser’s compensation, such as changes in the Fund’s asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, the Board and the Independent Trustees determined to approve the continuation of the current advisory agreement for another one-year period through September 30, 2011.

For the fiscal years ended March 31, 2009, 2010 and 2011, the Fund’s Adviser received gross advisory fees of $12,417,303, $21,934,003, and $42,580,934, respectively, plus $1,241,730, $2,193,400, and $4,258,093, respectively, for costs incurred in providing financial services to the Fund.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS. The Portfolio Manager, Steven T. Romick, is also responsible for the day-to-day management of seven other accounts, with total aggregate assets of $76 million at March 31, 2011. None of these accounts have an advisory fee based on the performance of the account.

In addition, Mr. Romick is responsible for the management of two unregistered funds, and with two partners or officers of the Adviser, four additional unregistered funds, commonly known as hedge funds. These funds had assets of $868 million at March 31, 2011. Two of these funds are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other two funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Manager’s managing the Fund and the other accounts and unregistered funds noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

COMPENSATION. Compensation of the Adviser’s Portfolio Manager is primarily through participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by the Portfolio Manager, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components.  The variable participation is based upon the Adviser’s assessment of the Portfolio Manager’s performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance.   In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including a Portfolio Manager who is an equity owner, in order to recognize outstanding achievements in any given year. In addition, for a Portfolio Manager who is an equity owner of the Adviser, the value of his ownership interest is dependent upon his ability to effectively manage his business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Manager, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

OWNERSHIP OF SECURITIES. The dollar value of shares owned by Mr. Romick at March 31, 2011, was over $1,000,000.

PRINCIPAL UNDERWRITER. FPA Fund Distributors, Inc. (“Distributor”), located at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement dated October 1, 2006 (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of the Adviser. Please see “Distributor” for more information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser makes decisions to buy and sell securities for the Fund, selects broker-dealers and negotiates commission rates or net prices. Equity securities are generally traded on an agency basis. For fixed-income securities traded in the over-the-counter market, orders are placed directly with a principal market maker, unless it is believed better prices and executions are available elsewhere, generally on an agency basis. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund’s Board of Trustees, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund. The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Trustees.

The Advisory Agreement authorizes the Adviser to pay commissions on security transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate. The Adviser must determine in good faith that such amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934) viewed in terms of the particular transaction or the Adviser’s overall responsibilities with respect to accounts for which it exercises investment discretion. The term brokerage and research services is defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing related incidental functions, such as clearance, settlement and custody. The advisory fee is not reduced as a result of the Adviser’s receipt of such research.

Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts. However, the Adviser might not use all such research services in managing the Fund’s portfolio. In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.

Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal years ended March 31, 2009, 2010, and 2011, totaled $87,719, $1,839,101, and $3,655,647, respectively. During the last fiscal year, $3,628,294 of commissions were paid on transactions having a total value of $2,211,443,564 to brokers selected because of research services provided to the Adviser.

PORTFOLIO HOLDINGS DISCLOSURE

PUBLICLY AVAILABLE PORTFOLIO HOLDINGS. The Fund’s portfolio holdings are publicly available: (1) at the time such information is filed with the Securities and Exchange Commission (“SEC”) in a publicly available filing; or (2) the day next following the day such information is posted on the www.fpafunds.com website. The Fund’s publicly available portfolio holdings, which may be provided to third parties without prior approval, are: complete portfolio holdings disclosed in the Fund’s semi-annual or annual reports and filed with the SEC on Form N-CSR; complete portfolio holdings disclosed in the Fund’s first and third quarter reports and filed with the SEC on Form N-Q; portfolio statistics, top holdings and sectors disclosed in the Fund’s monthly and quarterly profiles and posted on the FPA Funds’ website approximately 15 days after month-end; and attribution reports containing only sector and/or industry breakdown for the Fund.

NON-PUBLIC PORTFOLIO HOLDINGS. Disclosure of the Fund’s non-public portfolio holdings provides the recipient with information more current than the most recent publicly available portfolio holdings. The Fund has policies and procedures in place that allow the disclosure of non-public portfolio holdings for legitimate business purposes subject to certain conditions. Pursuant to these policies and procedures, the disclosure of non-public portfolio holdings may be considered permissible and within the Fund’s legitimate business purposes with respect to: (1) certain service providers; (2) rating and ranking organizations; and (3) certain other recipients.

RATING AND RANKING ORGANIZATIONS. The Fund’s non-public portfolio holdings may be provided to a rating and ranking organization (e.g., Lipper, Morningstar, etc.), without limitation on the condition that the non-public portfolio holdings will be used for the purposes of developing a rating or ranking and not for trading the Fund.

SERVICE PROVIDERS. A service provider or other third party that receives information about the Fund’s non-public portfolio holdings where necessary to enable the provider to perform its contractual services for the Fund (e.g., a person that performs account maintenance and record keeping services) may receive non-public portfolio holdings without limitation on the condition that the non-public portfolio holdings will be used solely for the purpose of servicing the Fund and not for trading the Fund.

The Chief Compliance Officer of the Fund reports all arrangements to disclose portfolio holdings information to the Board on an annual basis. If the Board determines that disclosure is inappropriate the Fund will promptly terminate the disclosure arrangement. Any material changes to these procedures will be approved by the Board.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year. Securities maturing in one year or less at the time of acquisition are not included in this computation. The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.” This rate may vary greatly from year to year as well as within a year.

CAPITAL STOCK

CAPITAL STOCK. The Agreement and Declaration of Trust permits FPA Funds Trust to issue an unlimited number of shares of beneficial interest, without par value. The Board has the power to designate one or more series (portfolios) or classes of shares of beneficial interest without shareholder approval.

When issued and paid for, the shares of each series and class of the Trust participates equally in dividend and liquidation rights. Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive or conversion rights.

VOTING RIGHTS. The Agreement and Declaration of Trust require shareholder meetings to elect trustees only when required by the 1940 Act, which is likely to occur infrequently. When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Trustees can elect 100% of the Trustees if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Trustees.

CLASSES OF SHARES. The Board has authorized three classes of shares, Institutional, Institutional Service and Advisor. The Fund only issues Institutional Class Shares. Institutional Class Shares do not bear any expenses for shareholder servicing and the distribution of such shares pursuant to a distribution plan or other 12b-1 plan.

PURCHASE AND REDEMPTION OF SHARES

NET ASSET VALUE. Net asset value is computed as of the close of the NYSE on each business day during which the NYSE is open. Net asset value, rounded to the nearest cent per share, is the total market value of all of the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such computation is made by (a) valuing securities listed or traded on a national securities exchange or on the NASDAQ National Market System at the last sale price or, if there has been no sale that day, at the last bid price, (b) valuing unlisted securities for which quotations are readily available at the last representative bid price as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by dealers and (c) appraising all other portfolio securities and assets at fair value as determined in good faith by the Fund’s Board of Trustees.

IN-KIND PURCHASES. At its discretion, the Trust may permit investors to purchase shares of the Fund with securities, instead of cash. If the Fund allows an investor to make an in-kind purchase, it will value such securities according to the policies described under “Purchase and Redemption of Shares - Net Asset Value” at the next determination of net asset value after acceptance. The Trust will issue shares of the Fund at the net asset value of the Fund determined as of the same time.

The Trust will only acquire securities through an in-kind purchase for investment and not for immediate resale. The Trust will only accept in-kind purchases if the transaction meets the following conditions:

•                                          The securities are eligible investments for the Fund;

•                                          The securities have readily available market quotations;

•                                          The investor represents and agrees that the securities are liquid and that there are no restrictions on their resale imposed by the 1933 Act or otherwise;

•                                          All dividends, interest, subscription, or other rights pertaining to such securities become the property of the Fund and are delivered to the Fund by the investor upon receipt from the issuer; and

•                                          Immediately after the transaction is complete, the value of all securities of the same issuer held by the Fund cannot exceed 5% of the net assets of the Fund. This condition does not apply to U.S. government securities.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

AUTHORIZED FINANCIAL INTERMEDIARIES. The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order. Customer orders are priced at the Fund’s net asset value next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee. Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent. In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA EXCHANGE PRIVILEGE. The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus. If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes Boston Financial Data Services, Inc. (“Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine. The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. The Shareholder Service Agent’s records of such instructions are binding.

There is no sales charge except on purchases of an FPA Fund by exchange from this Fund, unless (a) a sales charge equivalent to that applicable to the acquired shares was previously paid; (b) the shareholder is entitled to purchase shares at net asset value; or (c) the shares being exchanged were acquired by reinvestment. For purposes of determining the sales charge rate previously paid, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors will be included. If a shareholder exchanges less than all of his securities, the security requiring no or the lowest incremental sales charge is deemed exchanged first.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent. “Processing “ a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined after receipt by the Shareholder Service Agent. Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

REDEMPTION OF SHARES. Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.” The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

TELEPHONE REDEMPTION. Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the account information form. The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the account information form. Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an account information form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder’s name(s) appear on the account. All signatures require a guarantee as described under “Selling (Redeeming) Your Shares” in the Fund’s Prospectus. The account information form is available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L. As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions. If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

REDEMPTIONS-IN-KIND. If the Board determines that it would be detrimental to the best interests of remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in-kind of liquid securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges on the sale of portfolio securities received in payment of redemptions.

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable; however, payment will be made wholly in cash unless the Board believes that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth under “Purchase and Redemption of Shares - Net Asset Value.” A redeeming shareholder would normally incur brokerage expenses if these securities were converted to cash.

2% REDEMPTION FEE. No fee applies to a redemption if shares were held more than 90 days. A redemption fee of 2% is imposed on redemptions (except by exchange) made within 90 days of purchase. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first. The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that management believes are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The fee does not apply to shares acquired through reinvested dividends or capital gains. The 2% redemption fee is imposed in order to discourage market timing by the shareholders initiating redemptions to take advantage of short-term market movements.

EXCESSIVE TRADING. The Fund is not intended as a vehicle for frequent trading in an attempt to profit from short-term fluctuations in the securities markets. The Board of Trustees has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs, and dilute the value of Fund shares held by long-term investors. The fact that the Fund has imposed a 2% redemption fee has historically served as a deterrent to frequent trading on shares held less than 90 days. The section titled “2% Redemption Fee” in the Prospectus provides a complete description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four during any calendar year (see section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these redemption fees and exchange limits, the Fund reserves the right to reject any purchase or exchange request if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund.

TAX SHELTERED RETIREMENT PLANS

Through the Distributor, prototype retirement plans are available for purchase of Fund shares. These include plans for self-employed individuals and plans for individuals buying shares under an Individual Retirement Account. A penalty tax applies, in general, to distributions made before age 59-1/2, excess contributions and failure to start distribution of the account at age 70-1/2. Borrowing from or against the account could also result in plan disqualification. Distributions from these retirement plans generally are taxable as ordinary income when received.

State Street Bank and Trust Company (“Bank”) presently acts as custodian for these retirement plans and imposes fees for administering them. Purchases of Fund shares for a retirement plan must be made by direct remittance to the Bank. When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gains distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value. All earnings accumulate tax-deferred until distribution.

The investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund qualified during the last fiscal year for the tax treatment applicable to regulated investment companies under the Internal Revenue Code (“Code”) and intends to so qualify in the future. Such qualification requires distributing at least 90% of its investment company taxable income to shareholders and meeting asset diversification and other requirements of the Code. As long as the Fund so qualifies, it does not pay federal income tax on its net investment income or on any net realized capital gains provided such income and capital gains are distributed to shareholders. If for any taxable year the Fund does not so qualify, all of its taxable income, including any net realized capital gains, will be taxed at regular corporate rates (without any deduction for distributions to shareholders).

The Fund is subject to a 4% excise tax to the extent it does not make certain distributions to its shareholders. Such distributions must total (1) at least 98% of ordinary income (investment company taxable income subject to certain adjustments) for any calendar year and (2) 98% of capital gains net income for the 12 months ended October 31 of such year. The Fund intends to distribute sufficient amounts to avoid liability for this excise tax.

If shares of the Fund are sold or exchanged within 90 days of acquisition, and shares of the same or a related mutual fund are acquired, to the extent the sales charge, if applicable, is reduced or waived on the subsequent acquisition, the sales charge may not be used to determine the basis in the disposed shares for purposes of determining gain or loss. To the extent the sales charge is not allowed in determining gain or loss on the initial shares, it is capitalized in the basis of the subsequent shares.

Under federal tax law, any loss a shareholder realizes on redemption of Fund shares held for less than six months is treated as a long-term capital loss to the extent of any long-term capital gain distribution which was paid on such Fund shares.

Prior to purchasing Fund shares, the impact of dividends or capital gains distributions should be carefully considered. Any such payments made to a shareholder shortly after purchasing Fund shares reduce the net asset value of such Fund shares to that extent and unnecessarily increase sales charges. All or a portion of such dividends or distributions, although in effect a return of capital, is subject to taxes, possibly at ordinary income tax rates.

Dividends and distributions declared payable to shareholders of record after September 30 of any year and paid before February 1 of the following year are considered taxable income to shareholders on the record date even though paid in the next year. To the extent determined each year, a portion of the dividends paid to shareholders from the Fund’s net investment income qualifies for the 70% dividends received deduction for corporations.

Some shareholders may be subject to withholding on reportable dividends, capital gains distributions and redemption payments (“backup withholding”), at 28%. Generally, shareholders subject to backup withholding are those for whom a taxpayer identification number is not on file with the Fund or who, to the Fund’s knowledge, furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that he or she is not subject to backup withholding.

Under existing provisions of the Code, dividends paid to shareholders who are nonresident aliens may be subject to a 30% federal withholding tax applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the federal withholding tax.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

Each investor should consult his or her own tax adviser as to federal tax laws and the effect of state and local tax laws which may differ from federal tax laws.

DISTRIBUTOR

FPA Fund Distributors, Inc. (“Distributor”) acts as principal underwriter of Fund shares pursuant to the Distribution Agreement. The offering of Fund shares is a continuous offering. The Distributor pays its own overhead and general administrative expenses; the cost of printing and distributing Fund prospectuses; and the cost of preparing, printing and distributing sales literature and advertising relating to the Fund. The Fund pays expenses attributable to registering Fund shares under federal and state laws (including registration and filing fees), the cost of preparing the prospectus (including typesetting and printing copies required for regulatory filings by the Fund) and related legal and audit expenses.

The Distribution Agreement had an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The continuation of the Distribution Agreement to September 30, 2011 has been approved by the Board of Trustees and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice.

The Fund offers its shares continuously. While the Distributor, pursuant to the Distribution Agreement, uses its best efforts to sell shares of the Fund, it is not obligated to sell any stated number of Fund shares. The Distributor, a subsidiary of the Adviser, receives no compensation for its services as distributor for shares of the Fund.

PRIOR PERFORMANCE INFORMATION

TOTAL RETURN. For the purposes of quoting and comparing the Fund’s performance to that of other mutual funds and to other relevant market indices in advertisements, performance may be stated in terms of total return. Under regulations adopted by the Securities and Exchange Commission (“SEC”), funds that intend to advertise performance must include total return quotations before taxes, after taxes on distributions and after taxes on distributions and sale of Fund shares, calculated according to the following formulas:

Total Return Before Taxes

P(1 + T) TO THE POWER OF n = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years (1, 5 or 10)

ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

Average Annual Total Return After Taxes on Distributions

P(1 + T) TO THE POWER OF n = ATV(D)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(D) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return After Taxes on Distributions and Redemption

P(1 + T) TO THE POWER OF n = ATV(DR)

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years (1, 5 or 10)

ATV(DR) = ending value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof), after taxes on fund distributions and redemption.

Under the foregoing formulas, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and cover 1, 5 and 10-year periods of a fund’s existence or such shorter period dating from the effectiveness of a fund’s registration statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment, and all dividends and distributions by a fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10-year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare the performance of the Fund with other measures of investment return. For example, in comparing the Fund’s total return with a stock index such as the Russell 2500 Index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value

The Fund’s average annual total return before taxes (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2011, was 12.22%, 6.39% and 11.17%, respectively.

The Fund’s average annual total return after taxes on distributions (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2011, was 11.30%, 5.21% and 10.22%, respectively.

The Fund’s average annual total return after taxes on distributions and redemption (calculated in accordance with the SEC regulations described above) for the 1, 5 and 10-year periods ended March 31, 2011, was 9.99%, 5.01% and 9.51%, respectively.

These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance.

The foregoing information should be considered in light of the Fund’s investment objectives and policies, as well as the risks associated with the Fund’s investment practices. Future results will be affected by the future composition of the Fund’s portfolio, as well as by changes in the general price level of equity securities, and general economic and other market conditions.

In addition to any other permissible information, the Fund may include the following types of information in advertisements or reports to shareholders: 1) discussions of general economic or financial principles; 2) discussions of general economic trends; 3) presentations of statistical data to supplement these discussions; 4) descriptions of past or anticipated portfolio holdings for the Fund; 5) descriptions of investment strategies for the Fund; 6) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and 7) discussions of Fund rankings or ratings by recognized rating organizations. The Fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks, the Standard and Poor’s 500 Composite Stock Index and the Russell 2500 Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The Fund may refer to results and surveys compiled by organizations such as CDA/Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the Fund may refer to results published in major, nationally distributed newspapers and periodicals.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2011

Portfolio Characteristics

	FPA Crescent		Russell 2500		S&P 500		Barclays Capital Gov’t/Credit
Stocks
Price/Earnings TTM	15.2	x	25.3	x	16.7	x
Price/Earnings 2011 est.	12.7	x	17.1	x	13.5	x
Price/Book	1.8	x	2.2	x	2.3	x
Dividend Yield	2.0%		1.2%		1.9%
Average Weighted Market Cap (billion)	$59.9		$3.0		$94.1
Median Market Cap (billion)	$19.7		$0.8		$12.0
Bonds
Duration (years)	1.0						5.5
Maturity (years)	1.1						7.7
Yield-to-Worst	2.1%						2.7%
Yield-to-Worst (corporate only)	5.7%

Portfolio Analysis

10 Largest Holdings

Aon	4.0%
Ensco plc	3.9%
CVS	3.6%
Covidien	3.3%
Occidental Petroleum	3.0%
Wal-Mart Stores	2.9%
Microsoft	2.2%
Omnicare	2.2%
CIT Group Bonds*	2.0%
Pfizer	2.0%
Total	29.1%

* Various issues

Excludes U.S. Gov’t Securities

Portfolio Composition

Asset Class
Common Stocks, Long	60.0%
Common Stocks, Short	-3.6%
Other	0.7%
Corporate Fixed Income	8.3%
Mortgage Backed	1.7%
US Govt Bonds and Agencies	14.4%
Liquidity**	25.8%
Geographic
U.S.	58.9%
Europe	19.6%
Other	2.9%

** Liquidity defined as cash and high quality, liquid, limited term securities

Performance Statistics

	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
Statistics
Gain in Up Months - Cumulative	363.4%	365.4%	564.4%	461.7%
Upside Participation		99.5%	64.4%	78.7%
Loss in Down Months - Cumulative	-162.0%	-196.7%	-350.9%	-297.6%
Downside Participation		82.4%	46.2%	54.4%
Up Month - Average	2.6%	2.6%	4.1%	3.3%
Down Month - Average	-2.2%	-2.7%	-4.5%	-3.9%
Delta between Up/Down months	4.8%	5.3%	8.6%	7.3%
Worst Month	-13.9%	-13.9%	-21.5%	-16.8%
Best Month	12.6%	9.3%	15.4%	9.8%
Standard Deviation	10.62%	11.20%	18.58%	15.39%
Sharpe Ratio (using 5% risk-free rate)	0.59	0.37	0.29	0.21
Performance
Quarter	4.4%	5.3%	8.7%	5.9%
Calendar YTD	4.4%	5.3%	8.7%	5.9%
1 Year - Trailing	12.2%	18.0%	26.1%	15.7%
3 Years - Trailing	6.5%	8.2%	8.9%	2.4%
5 Years - Trailing	6.4%	5.6%	4.4%	2.6%
10 Years - Trailing	11.2%	8.1%	8.9%	3.3%
15 Years - Trailing	10.4%	8.7%	9.5%	6.8%
From Inception(a)	11.3%	9.2%	10.4%	8.3%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

March 31, 2011

HISTORICAL PERFORMANCE

Calendar Year-End	FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2010	12.0%	19.1%	26.7%	15.1%
2009	28.4%	22.5%	34.4%	26.5%
2008	-20.6%	-21.4%	-36.8%	-37.0%
2007	6.8%	3.9%	1.4%	5.5%
2006	12.4%	11.2%	16.2%	15.8%
2005	10.8%	6.0%	8.1%	4.9%
2004	10.2%	12.7%	18.3%	10.9%
2003	26.2%	28.1%	45.5%	28.7%
2002	3.7%	-6.6%	-17.8%	-22.1%
2001	36.1%	4.8%	1.2%	-11.9%
2000	3.6%	7.9%	4.3%	-9.1%
1999	-6.3%	13.3%	24.2%	21.0%
1998	2.8%	4.9%	0.4%	28.6%
1997	22.0%	18.5%	24.4%	33.4%
1996	22.9%	12.6%	19.0%	23.0%
1995	26.0%	26.7%	31.7%	37.6%
1994	4.3%	-2.0%	-1.1%	1.3%
1993(a)	9.6%	8.2%	10.1%	5.3%

Objective, Strategy and Rankings

Objective

The Fund’s investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company’s capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company’s capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent’s ratio of positive to negative monthly performance is, on average from inception,(a) 9% better than the equity indexes. FPA Crescent has, on average from inception, captured 72% of the upside monthly performance but just 50% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.(a) On average, the Fund’s Standard Deviation is 37% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,(a) the worst a loss of 21%. FPA Crescent’s maximum drawdown is 37% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception(a)	2	3	3	4
Maximum Drawdown(b)	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.(a)

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.(a)

NOTES

(a) Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

(b) Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund’s neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Shares	Value
COMMON STOCKS — LONG
ENERGY — 13.2%
Apache Corporation	715,000	$93,607,800
Arkema S.A.	806,000	73,207,610
Ensco plc (ADR)†	4,085,000	236,276,400
Groupe Bruxelles Lambert S.A. (ADR)	650,000	60,696,545
Occidental Petroleum Corporation	1,740,000	181,812,600
Rowan Companies, Inc.	774,000	34,195,320
Total S.A. (ADR)	1,200,000	73,164,000
Transocean Ltd.*	552,000	43,028,400
		$795,988,675
HEALTH CARE — 11.5%
Abbott Laboratories	1,217,000	$59,693,850
Amgen Inc.*	328,600	17,563,670
Covidien plc	3,875,000	201,267,500
Johnson & Johnson	1,105,000	65,471,250
Omnicare, Inc.	4,100,000	122,959,000
Pfizer Inc.	5,875,000	119,321,250
Thermo Fisher Scientific Inc.	520,000	28,886,000
WellPoint, Inc.*	1,130,000	78,862,700
		$694,025,220
RETAILING — 9.3%
CVS Caremark Corporation	6,292,000	215,941,440
eBay Inc.*	1,143,700	35,500,448
PetSmart, Inc.	2,200,000	90,090,000
Walgreen Co.	1,114,500	44,736,030
Wal-Mart Stores, Inc.	3,400,000	176,970,000
		$563,237,918
FINANCIAL SERVICES — 6.3%
Aon Corporation	4,530,000	$239,908,800
CIT Group Inc.*	740,303	31,499,893
Discover Financial Services	549,700	13,258,764
Transatlantic Holdings Inc.	1,170,000	56,943,900
The Travelers Companies, Inc.	645,000	38,364,600
		$379,975,957

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Shares or Principal Amount	Value
COMMON STOCKS — LONG — Continued
TECHNOLOGY — 4.6%
Hewlett-Packard Company	1,915,000	$78,457,550
Microsoft Corporation	5,250,000	133,140,000
Western Digital Corporation*	1,750,000	65,257,500
		$276,855,050
CONSUMER NON-DURABLE GOODS — 4.2%
Anheuser-Busch InBev SA/NV (ADR)	1,880,000	$107,479,600
Kraft Foods Inc. (Class A)	1,355,000	42,492,800
Unilever N.V. — NY shares	310,332	9,732,011
Unilever N.V.	2,954,668	92,645,388
WestPoint International, Inc.*,**,††	167,161	1,240,335
WestPoint International, Inc. — rights*,**,††	149,230	—
		$253,590,134
INDUSTRIAL PRODUCTS — 2.2%
AGCO Corporation*	675,000	$37,104,750
Cookson Group plc	3,582,030	39,610,804
Henkel AG & Co. KGaA	556,278	29,062,800
Trinity Industries, Inc.	679,200	24,906,264
		$130,684,618
TELECOMMUNICATIONS — 1.7%
Vodafone Group plc (ADR)	3,640,000	$104,650,000

REAL ESTATE — 1.1%
Countrywide Holdings, Ltd. — A*,**	3,111,470	$13,224,059
Countrywide Holdings, Ltd. — B*,**	3,111,470	49,783
Genting Malaysia Berhad	45,473,200	55,331,790
		$68,605,632
AUTOMOTIVE — 0.4%
Group 1 Automotive, Inc.	502,200	$21,494,160

OTHER COMMON STOCKS — 5.4%		$327,889,684

TOTAL COMMON STOCKS (Cost $2,936,753,820) — 59.9%		$3,616,997,048

LIMITED PARTNERSHIP — 0.7% (Cost $40,473,251)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$33,567,712
U.S. Farming Realty Trust, L.P.*,**,††	8,473,251	8,473,251
		$42,040,963

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
CURRENCY FORWARDS — (0.0%)
Euro @ €1.36293 — 05/10/11*	€40,000,000	$(2,170,800)
Yen @ ¥83.439 — 05/16/11*	¥2,000,000,000	(80,418)
Yen @ ¥80.163 — 06/20/11*	¥1,250,000,000	561,964
Yen @ ¥78.842 — 06/20/11*	¥210,000,000	138,302
Yen @ ¥80.80 — 06/27/11*	¥800,000,000	280,981
Yen @ ¥82.966 — 06/27/11*	¥180,000,000	5,061
Yen @ ¥81.11 — 06/27/11*	¥130,000,000	39,510
Yen @ ¥82.758 — 06/27/11*	¥55,000,000	3,213
Yen @ ¥81.943 — 07/14/11*	¥730,000,000	130,373
Yen @ ¥83.0075 — 07/14/11*	¥830,000,000	18,337
Euro @ €1.2957 — 01/17/12*	€15,000,000	(1,822,500)
		$(2,895,977)

BONDS & DEBENTURES
CONVERTIBLE BONDS & DEBENTURES
ENERGY — 0.2%
Transocean Ltd. — 1.5% 2037	$9,888,000	$9,764,400

HEALTH CARE — 0.2%
Omnicare Inc. — 3.75% 2025	$6,959,000	$8,846,629

ADVERTISING — 0.1%
The Interpublic Group of Companies, Inc. — 4.25% 2023	$7,584,000	$8,731,080

FINANCIAL SERVICES — 0.1%
iStar Financial Inc. — 0.80281% 2012 (Floating)	$8,911,000	$8,220,397

AUTOMOTIVE — 0.1%
Group 1 Automotive, Inc. — 2.25% 2036	$7,000,000	$7,148,750

TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.7%
(Cost $30,274,277)		$42,711,256

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
NON-CONVERTIBLE BONDS & DEBENTURES
CORPORATE BONDS & DEBENTURES
FINANCIAL SERVICES — 5.9%
American Capital, Ltd. — 7.96% 2013	$46,724,000	$48,198,609
CIT Group Inc.
—6.25% 2015 (Floating)**	12,893,422	13,150,775
—7% 2014	12,900,711	13,125,183
—7% 2015	12,900,711	13,045,844
—7% 2016	21,501,189	21,554,942
—7% 2017	30,101,668	30,139,295
Delta Air Lines, Inc. — 7.111% 2011	9,971,000	10,177,599
Ford Credit Europe (Series F) — 7.125% 2012	€14,800,000	21,660,638
International Lease Finance Corporation
—4.75% 2012	$5,817,000	5,863,361
—5.3% 2012	7,675,000	7,807,624
—5.35% 2012	14,816,000	15,046,537
—5.4% 2012	1,628,000	1,666,372
—5.65% 2014	5,515,000	5,554,708
—5.75% 2011	5,638,000	5,678,199
—5.875% 2013	6,976,000	7,140,982
—6.625% 2013	1,612,000	1,671,241
—6.75% 2015 (Floating)**	2,826,615	2,842,897
—7% 2016 (Floating)**	2,073,385	2,097,664
iStar Financial Inc.
—5.125% 2011	2,272,000	2,272,000
—5.7% 2014	20,649,000	19,365,458
—6.05% 2015	6,912,000	6,377,979
—5.875% 2016	18,785,000	16,792,475
—5.85% 2017	4,950,000	4,320,806
Northwest Airlines Corporation — 6.841% 2011	1,579,000	1,579,000
SLM Corporation — 5.45% 2011	6,280,000	6,291,869
Springleaf Financial Services
—4.875% 2012	8,141,000	8,014,245
—5.375% 2012	18,011,000	17,725,886
—5.625% 2011	26,430,000	26,607,610
—5.85% 2013	3,486,000	3,417,117
—5.9% 2012	357,000	352,066
—6.5% 2017	6,000,000	5,328,600
—6.9% 2017	15,366,000	13,727,677
		$358,595,258

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
NON-CONVERTIBLE BONDS & DEBENTURES — Continued
REAL ESTATE — 1.8%
Countrywide Holdings, Ltd. — 10% 2018 Reg S**	$256,767	$412,833
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	13,423,524
MOB Participation — 9.75% 2014**††	4,295,504	4,295,504
Stanwich Mortgage Loan Trust Series
2009-2 — 8.71% 2049**	15,885,206	7,057,797
2010-1 — 14.90% 2047**	17,922,969	9,237,498
2010-2 — 4.15% 2057**	59,258,184	29,966,864
2010-3 — 6.93% 2038**	29,914,985	15,199,804
2010-4 — 7.04% 2049**	68,201,641	32,211,635
		$111,805,459
INDUSTRIAL PRODUCTS — 0.4%
KION Group
—2.512% 2014 Term Loan B (Floating)**	$12,496,897	$12,121,990
—2.7622% 2015 Term Loan C (Floating)**	12,496,190	12,121,304
		$24,243,294
AUTOMOTIVE — 0.3%
Penske Automotive Group — 7.75% 2016	$16,390,000	$16,881,700

MULTI-INDUSTRY — 0.3%
Leucadia National Corporation — 7.125% 2017	$15,967,000	$16,796,326

UTILITIES — 0.3%
RRI Energy, Inc. — 7.625% 2014	$15,230,000	$15,671,213

RETAILING — 0.1%
Sears Roebuck Acceptance Corp. — 6.7% 2012	$6,748,000	$6,925,135

BUSINESS SERVICES — 0.1%
First Data Corporation — 3.002% 2014 (Floating)**	$4,658,972	$4,478,577

TOTAL CORPORATE BONDS & DEBENTURES — 9.2%		$555,396,962

U.S. GOVERNMENT & AGENCIES — 24.1%
Federal Home Loan Mortgage Corporation — 5% 2018	$2,118,692	$2,148,353
Federal National Mortgage Association
—0.33% 2012 (Floating)	35,570,000	35,598,456
—7.5% 2028	53,876	61,920

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Principal Amount	Value
NON-CONVERTIBLE BONDS & DEBENTURES — Continued
U.S. Treasury Notes
—0.75% 2011	$164,800,000	$165,366,912
—0.75% 2012†	50,000,000	50,199,000
—0.875% 2011†	110,000,000	110,064,900
—0.875% 2012	100,000,000	100,492,000
—1% 2011†	60,000,000	60,171,000
—1% 2011	288,500,000	289,492,440
—1% 2011	80,000,000	80,321,600
—1% 2011	80,000,000	80,368,800
—1% 2011	50,000,000	50,273,500
—1% 2012	190,000,000	191,254,000
—1% 2012	130,000,000	130,894,400
—4.875% 2011	107,500,000	109,200,650
TOTAL U.S. GOVERNMENT & AGENCIES		$1,455,907,931

TOTAL NON-CONVERTIBLE BONDS & DEBENTURES —33.3% (Cost $1,866,828,787)		$2,011,304,893

TOTAL INVESTMENT SECURITIES — 94.6% (Cost $4,874,330,135)		$5,710,158,183

SHORT-TERM INVESTMENTS — 7.7%
Short-term Corporate Notes:
General Electric Capital Corporation — 0.05% 04/01/11	$42,107,000	$42,107,000
Toyota Motor Credit Corporation — 0.18% 04/01/11	55,000,000	55,000,000
Chevron Funding Corporation — 0.16% 04/05/11	60,000,000	59,998,933
Chevron Funding Corporation — 0.08% 04/06/11	90,000,000	89,999,000
Exxon Mobil Corporation — 0.15% 04/07/11	50,000,000	49,998,750
Exxon Mobil Corporation — 0.15% 04/11/11	45,000,000	44,998,125
Exxon Mobil Corporation — 0.10% 04/15/11	50,000,000	49,998,056
Exxon Mobil Corporation — 0.11% 04/27/11	70,000,000	69,994,439
TOTAL SHORT-TERM INVESTMENTS (Cost $462,094,303)		$462,094,303

TOTAL INVESTMENTS — 102.3% (Cost $5,336,424,438)		$6,172,252,486

PORTFOLIO OF INVESTMENTS

March 31, 2011

	Shares	Value
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(417,000)	$(9,841,200)
Avalonbay Communities, Inc.	(100,400)	(12,056,032)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(197,683)	(2,372,196)
Banco Popular Espanol, S.A.	(280,472)	(1,648,755)
Capital One Financial Corporation	(84,400)	(4,385,424)
Douglas Emmett	(415,400)	(7,788,750)
Essex Propertry Trust, Inc.	(87,900)	(10,899,600)
Express Scripts, Inc.	(292,000)	(16,238,120)
Federal Realty Investment Trust	(106,800)	(8,710,608)
Frontier Oil Corporation	(235,000)	(6,890,200)
HCP, Inc.	(225,600)	(8,559,264)
Henkel AG & Co. KGaA vorzug preference	(556,278)	(34,545,809)
Hospitality Properties Trust	(182,300)	(4,220,245)
Intuitive Surgical, Inc.*	(9,900)	(3,301,254)
Jarden Corporation	(102,900)	(3,660,153)
Medco Health Solutions, Inc.	(266,000)	(14,938,560)
PharMerica Corporation*	(316,600)	(3,621,904)
Pool Corporation	(143,000)	(3,447,730)
Tesoro Corporation	(325,000)	(8,719,750)
Texas Roadhouse, Inc. (Class A)	(297,000)	(5,046,030)
Urban Outfitters, Inc.*	(130,900)	(3,904,747)
Ventas Inc.	(61,800)	(3,355,740)
Verizon Communications Inc.	(880,000)	(33,915,200)
TOTAL COMMON STOCKS SOLD SHORT		$(212,067,271)

OTHER SECURITIES SOLD SHORT		$(6,440,898)

TOTAL SECURITIES SOLD SHORT (3.6)% (Proceeds $179,479,836)		$(218,508,169)

Other assets less liabilities, net — 1.3%		$79,022,044
TOTAL NET ASSETS — 100.0%		$6,032,766,361

*	Non-income producing security.
**	Restricted securities. These restricted securities constituted 3.6% of total net assets at March 31, 2011.
†	Security segregated as collateral for common stocks sold short.
††	These securities have been valued by Board of Trustees in accordance with the Fund’s fair value procedures. These securities constituted less than 1% of total net assets at March 31, 2011.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2011

ASSETS
Investments at value:
Investment securities — at market value (identified cost $4,874,330,135)	$5,710,158,183
Short-term investments — at amortized cost (maturities 60 days or less)	462,094,303	$6,172,252,486
Cash		441
Deposits for securities sold short		111,874,116
Receivable for:
Capital stock sold	$57,986,055
Investment securities sold	15,719,447
Dividends and accrued interest	13,729,550	87,435,052
		$6,371,562,095
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $179,479,836)	$218,508,169
Investment securities purchased	111,280,310
Advisory fees and financial services	5,307,388
Capital stock repurchased	1,656,720
Accrued expenses	1,044,600
Dividends on securities sold short	496,730
Deferred revenue	272,334
Other liabilities	229,484	338,795,735

NET ASSETS		$6,032,766,360

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock — no par value; unlimited authorized shares; 215,646,987 outstanding shares		$5,201,458,529
Undistributed net realized gain on investments		7,450,169
Undistributed net investment income		27,057,947
Unrealized appreciation of investments		796,799,715
NET ASSETS		$6,032,766,360

NET ASSET VALUE
Offering and redemption price per share		$27.98

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2011

INVESTMENT INCOME
Interest		$52,907,742
Dividends		40,774,273
		$93,682,015

EXPENSES:
Advisory fees	$42,580,934
Short sale dividend expense	5,091,025
Financial services	4,258,093
Transfer agent fees and expenses	2,428,773
Registration fees	426,085
Reports to shareholders	366,045
Custodian fees and expenses	249,704
Trustees’ fees and expenses	85,508
Insurance	84,116
Audit and tax services	52,718
Legal fees	27,330
Other expenses	64,144	55,714,475
Net investment income		$37,967,540

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$108,984,445
Net realized loss on expiration of foreign currency contracts	(1,689,302)
Net realized loss on sale of investment securities sold short	(1,047,798)
Net realized gain on investments		$106,247,345
Change in unrealized appreciation of investments:
Investment securities	$445,108,891
Investment securities sold short	(26,872,387)
Foreign currency contracts	(2,895,977)
Change in unrealized appreciation of investments		415,340,527

Net realized and unrealized gain on investments		$521,587,872

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$559,555,412

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2011		Year Ended March 31, 2010
CHANGES IN NET ASSETS
Operations:
Net investment income	$37,967,540		$29,857,641
Net realized gain on investments	106,247,345		67,790,528
Change in unrealized appreciation of investments	415,340,527		502,812,222
Change in net assets resulting from operations		$559,555,412		$600,460,391

Distributions to shareholders from:
Net investment income	$(49,746,263)		$(27,006,855)
Net realized capital gains	(103,884,264)	(153,630,527)	—	(27,006,855)

Capital Stock transactions:
Proceeds from Capital Stock sold	$2,876,927,048		$1,734,892,115
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	127,104,312		22,874,924
Cost of Capital Stock repurchased*	(668,900,469)	2,335,130,891	(302,570,597)	1,455,196,442
Total change in net assets		$2,741,055,776		$2,028,649,978

NET ASSETS
Beginning of year		3,291,710,584		1,263,060,606

End of year		$6,032,766,360		$3,291,710,584

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		109,248,155		72,935,068
Shares issued to shareholders upon reinvestment of dividends and distributions		4,962,511		981,326
Shares of Capital Stock repurchased		(25,757,291)		(12,818,876)
Change in Capital Stock outstanding		88,453,375		61,097,518

*  Net of redemption fees of $698,167 and $419,508 for the years ended March 31, 2011 and 2010, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2011

NOTE 1 — Significant Accounting Policies

The FPA Funds Trust is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the “Fund”) is an open-end, diversified, management investment company. At March 31, 2011, the FPA Funds Trust was comprised of only the Fund. The Fund’s investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

The Fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.   Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.   Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund’s portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans

NOTES TO FINANCIAL STATEMENTS

Continued

and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $4,004,968,304 for the year ended March 31, 2011. The proceeds and cost of securities sold resulting in net realized gains of $106,247,345 aggregated $1,827,416,338 and $1,721,168,993, respectively, for the year ended March 31, 2011. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2011, were as follows:

Undistributed Ordinary Income	$30,435,780
Undistributed Net Realized Gains	$7,728,695

The tax status of distributions paid during the fiscal year ended March 31, 2011 and 2010 was as follows:

	2011	2010
Dividends from Ordinary Income	$80,095,729	$27,006,855
Distributions from Long-term Capital Gains	$73,534,798	—

The cost of investment securities (excluding securities sold short) held at March 31, 2011, for federal income tax purposes was $4,877,860,211. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2011, for federal income tax purposes was $878,163,955 and $45,865,983, respectively resulting in net unrealized appreciation of $832,297,972. As of and during the period ended March 31, 2011, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2008 or by state tax authorities for years ended on or before March 31, 2007.

During the year ended March 31, 2011, the Fund reclassified $21,568,988 of gains on bonds, originally purchased at a discount, from undistributed capital gains to undistributed net investment income to align financial reporting with tax reporting.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the “Adviser”). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund’s average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary

NOTES TO FINANCIAL STATEMENTS

Continued

expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

For the year ended March 31, 2011, the Fund paid aggregate fees of $85,508 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended March 31, 2011, the Fund collected $698,167 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. (“Distributor”), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund’s Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

NOTES TO FINANCIAL STATEMENTS

Continued

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund’s investments as of March 31, 2011:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$3,602,482,871	—	$14,514,177	$3,616,997,048
Limited Partnerships	—	—	42,040,963	42,040,963
Convertible Bonds	—	$42,711,256	—	42,711,256
Non Convertible Bonds	—	443,591,503	111,805,459	555,396,962
U.S. Government & Agencies	1,453,697,658	2,210,273	—	1,455,907,931
Short-Term Investments	—	462,094,303	—	462,094,303
	$5,054,482,823	$952,305,041	$168,360,599	$6,175,148,463
Currency Forwards	$—	$(2,895,977)	$—	$(2,895,977)
Securities Sold Short
Common Stocks Sold Short	$(212,067,271)	—	—	$(212,067,271)
Other Securities Sold Short	—	$(6,440,898)	—	(6,440,898)
	$(212,067,271)	$(6,440,898)	—	$(218,508,169)

The following table summarizes the Fund’s Level 3 investment securities and related transactions during the year ended March 31, 2011:

Investments	Beginning Value at March 31, 2010	Net Realized and Unrealized Gains (Losses)*	Net Purchases (Sales)	Net Transfers In (Out)**	Ending Value at March 31, 2011
Common Stocks — Long	$1,410,839	$(170,504)	—	$13,273,842	$14,514,177
Limited Partnership	30,578,150	989,562	$10,473,251	—	42,040,963
Non-Convertible Bonds & Debentures:	11,350,391	386,011	86,645,533	13,423,524	111,805,459
	$43,339,380	$1,205,069	$97,118,784	$26,697,366	$168,360,599

*	Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.
**

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2011.

NOTE 10 — Subsequent Events

As of the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND

BOARD OF TRUSTEES OF FPA FUNDS TRUST

We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the “Fund”), including the portfolio of investments, as of March 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights on page 20 of the Prospectus for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 16, 2011

PART C. OTHER INFORMATION

ITEM 27.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements (all included in Part B)

Report of Independent Registered Public Accounting Firm

Portfolio of Investments, March 31, 2011

Statement of Assets and Liabilities, March 31, 2011

Statement of Operations

Year ended March 31, 2011

Statement of Changes in Net Assets

Year ended March 31, 2011

Year ended March 31, 2010

All other financial statements and schedules are inapplicable.

ITEM 28. EXHIBITS (1933 Act File No. 33-79858; 1940 Act File No. 811-8544)

Exhibits previously filed by the Fund are incorporated by reference to such filings. The following table describes the location of all exhibits. In the table, the following references are used: PEA 60 = Post Effective Amendment No. 60 filed herewith; PEA 59 = Post Effective Amendment No. 59 filed July 29, 2010; PEA 58 = Post Effective Amendment No. 58 filed July 29, 2009; PEA 57 = Post Effective Amendment No. 57 filed July 29, 2008; PEA 56 = Post Effective Amendment No. 56 filed August 1, 2007; PEA 55 = Post Effective Amendment No. 55 filed August 1, 2006; PEA 54 = Post Effective Amendment No. 54 filed August 1, 2005; PEA 53 = Post Effective Amendment No. 53 filed August 2, 2004; PEA 52 = Post Effective Amendment No. 52 filed August 1, 2003; PEA 51 = Post Effective Amendment No. 51 filed July 29, 2002; PEA 50 = Post Effective Amendment No. 50, filed July 30, 2001; PEA 48 = Post Effective Amendment No. 48, filed April 30, 2001; PEA 47 = Post-Effective Amendment No.  47, filed on February 27, 2001; PEA 45 = Post-Effective Amendment No. 45, filed on December 29, 2000; PEA 44 = Post Effective Amendment No 44, filed on August 28, 2000; PEA 43 = Post Effective Amendment No. 43, filed on July 27, 2000; PEA 42 = Post Effective Amendment No. 42, filed on April 28, 2000; PEA 41 = Post-Effective Amendment No. 41, filed on February 28, 2000; PEA 39 =  Post Effective Amendment No. 39, filed on December 28, 1999; PEA 34 = Post Effective Amendment No. 34, filed on July 28, 1999; PEA 27 = Post-Effective Amendment No. 27, filed on February 5, 1999; PEA 24 = Post Effective Amendment No. 24, filed on July 10, 1998; and PEA 16 = Post-Effective Amendment No. 16, filed on July 10, 1997.

Incorporated by
Exhibit		Reference to (Location):
A.1.	Agreement and Declaration of Trust	PEA 24
2.	Certificate of Trust	PEA 24
3.	Certificate of Amendment to Certificate of Trust	PEA 24
4.	Certificate of Amendment to Certificate of Trust	PEA 52

B. 1.	By-Laws	PEA 24
2.	Amendment to By-Laws dated December 10, 1998	PEA 27
3.	Amendment to By-Laws dated February 6, 2006.	PEA 55
4.	Amendment to By-Laws dated August 7, 2006.	PEA 56

C. 1.	Form of Specimen Share Certificate	PEA 24
2.	The rights of security holders are defined in the Registrant’s Agreement and Declaration of Trust and By-Laws	PEA 24

D. 1.	Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC for the FPA Crescent Fund dated October 1, 2006	PEA 56
2.	Financial Services Agreement between Registrant and First Pacific Advisors, LLC for FPA Crescent Fund dated October 1, 2006	PEA 56

E.1.A	Distribution Agreement between Registrant and Funds Distributor, Inc., dated as of April 1, 2001	PEA 48

E.1.B	Amendment dated June 15, 2001 to Distribution Agreement between Registrant and Funds Distributor, Inc.	PEA 50

E.1.C	Distribution Agreement between Registrant and FPA Fund Distributors, Inc. dated October 21, 2002	PEA 52

E.1.D	Distribution Agreement between Registrant and FPA Fund Distributors, Inc. dated October 1, 2006	PEA 56

E.2.A	Form of Selling Dealer Agreement - Institutional Service Class Shares	PEA 42
B.	Form of Selling Dealer Agreement - Institutional Class Shares	PEA 42
C.	Form of Broker Services Agreement - Institutional Service Class Shares	PEA 42
D.	Form of Broker Services Agreement - Institutional Class Shares	PEA 42
E.	Form of Selling Dealer Agreement - Advisor Class Shares	PEA 47
F.	Trustees’ and Officers’ Contracts and Programs	Not applicable
G.	Specimen Selling Group Agreement	PEA 52

G. 1.	Global Custody Agreement	PEA 16
2.	Form of Amendment to the Global Custody Agreement	PEA 50
3.	Amendment to Custody Agreement of July 17, 1996 between Registrant and The Chase Manhattan Bank dated May 31, 2001	PEA 51
4.	Custodian Agreement between Registrant and State Street Bank and Trust Company dated October 22, 2002	PEA 52

H. 1.	Administration Agreement between Registrant and SEI Investments Mutual Funds Services dated as of April 1, 2001	PEA 48
2.	Shareholder Services Agreement between Registrant and PBHG Shareholders Service Center, Inc. dated as of October 26, 1998 as amended April 1, 2001	PEA 48
3.	Form of Agency Agreement between Registrant and DST Systems, Inc.	PEA 50

I.	Opinion and Consent of Counsel	PEA 34, PEA 39, PEA 41,
PEA 42, PEA 43, PEA 44,
PEA 45, PEA 48 and PEA
50 and PEA 51

J.	Consent of Independent Registered Public Accounting Firm	Filed herewith
K.	Other Financial Statements	Not applicable
L.	Purchase Agreement	PEA 24
M.1.	Distribution Plan	PEA 48
2.	Shareholder Services Plan	PEA 48
3.	Service Agreement	PEA 24

N.	Amended and Restated Rule 18f-3 Multiple Class Plan	PEA 24
O.1.	1. Power of Attorney	PEA 24, PEA 27, and PEA 45

	2. Power of Attorney	PEA 24, PEA 27, and PEA 45

	3. Power of Attorney	PEA 24, PEA 27, and PEA 45

	4. Power of Attorney	PEA 24, PEA 27, and PEA 45

P.1.	Code of Ethics of The UAM Funds dated June 29, 2001	PEA 50
2.	Code of Ethics of Funds Distributor, Inc. (distributor)	PEA 51
3.	Code of Ethics - First Pacific Advisors, Inc. (investment adviser)	PEA 50
4.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 52
5.	Code of Ethics of Registrant	PEA 52
6.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 53
7.	Code of Ethics of Registrant	PEA 53
8.	Code of Ethics of First Pacific Advisors, Inc. and FPA Fund Distributors, Inc.	PEA 54
9.	Code of Ethics of Registrant	PEA 56
10.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 56
11.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 57
12.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 58
13.	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.	PEA 60

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 30.  INDEMNIFICATION

Reference is made to Article VI of Registrant’s Declaration of Trust, which is incorporated herein by reference. Registrant hereby also makes the undertaking consistent with Rule 484 under the Securities Act of 1933, as amended. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA Perennial Fund, Inc. (“Perennial”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to Masters Select Smaller Companies Fund, a registered open-end investment company; and as investment adviser to institutional accounts. During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Fund Directors and Officers” in Part B hereof and as set forth below.

NAME AND POSITION
WITH ADVISER	OTHER AFFILIATIONS (1)
J. Richard Atwood,	(2)
Managing Partner & Chief Operating Officer

Robert L. Rodriguez,	Director and Officer of Capital and New Income.
Managing Partner & Chief Executive Officer

Steven T. Romick,	(2)
Managing Partner

Thomas H. Atteberry,	Officer of New Income.
Partner

Dennis M. Bryan,	Officer of Capital.
Partner

Rikard B. Ekstrand,	Officer of Capital.
Partner

Eric S. Ende,	(2)
Partner

Steven R. Geist,	Officer of Source, Paramount and Perennial.
Partner

J. Mark Hancock,	—
Senior Vice President

Christopher H. Thomas,	(2)
Vice President &
Chief Compliance Officer

E. Lake Setzler III,	(2)
Vice President
& Controller

Ann M. Shigemura - Hildebrand,	—
Vice President

Julian W.H. Mann,	—
Vice President

John E. Peetz,	—
Vice President

Gregory R. Nathan,	—
Vice President

Nico Y. Mizrahi,	—
Vice President

Gregory A. Herr,	—
Vice President

Brian A. Selmo,	—
Vice President

Mark Landecker,	—
Vice President

Abhijeet V. Partwardhan,	—
Vice President

Arik A. Ahitov,	—
Vice President

Ravi R. Mehra,	—
Vice President

Christopher Lozano,	—
Vice President

Stephen W. O’Neil,	—
Vice President & Head Trader

Daniel H. Hong,	—
Vice President
& Trader

Sherry Sasaki,	(2)
Assistant Vice President
& Secretary

Cheryl L. Schmitz,	—
Assistant Vice President

Marie McAvenia,	—
Assistant Vice President

Michael P. Gomez,	—
Assistant Vice President & Assistant Controller

(1)  The address of each company named is 11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

(2)  A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32.  PRINCIPAL UNDERWRITERS.

(a) FPA Fund Distributors, Inc., the principal underwriter for Registrant, acts as a principal underwriter for Capital, New Income, Paramount and Perennial but does not act as depositor or investment adviser for any investment company.

(b) The following information is furnished with respect to each director and officer of FPA Fund Distributors, Inc.

NAME AND PRINCIPAL	POSITIONS AND OFFICES WITH	POSITIONS AND OFFICES
BUSINESS ADDRESS	PRINCIPAL UNDERWRITER	WITH REGISTRANT

J. Richard Atwood (1)	President, Chief Executive Officer, Chief Financial Officer, Treasurer, Chief Compliance Officer & Director	Treasurer

Robert L. Rodriguez (1)	Director	—

Christopher H. Thomas (1)	Vice President, Controller & Director	Chief Compliance Officer

Sherry Sasaki (1)	Secretary	Secretary

(1)                                  11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064

(c) Commissions and other compensation received by each principal underwriter who is not an affiliated person of Registrant or an affiliated person of such an affiliated person, directly or indirectly, from Registrant during Registrant’s last fiscal year.

Inapplicable

ITEM 33.  LOCATION OF BOOKS AND RECORDS.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of Mr. J. Richard Atwood, Treasurer of Registrant*, except as otherwise stated below:

SUBPARAGRAPH OF	PHYSICAL POSSESSION
RULE 31a-1	OF REQUIRED RECORDS
(b)(2)(iv)	Boston Financial Data Services, Inc., Shareholder Service Agent for Registrant**
(b)(4)	Sherry Sasaki, Secretary of Registrant*
(f)	First Pacific Advisors, LLC, Investment Adviser to Registrant*

*	11400 W. Olympic Boulevard, Suite 1200, Los Angeles, California 90064
**	P.O. Box 8115, Boston, Massachusetts 02266-8115

ITEM 34.  MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35.  UNDERTAKINGS.

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 28th day of July, 2011.

FPA FUNDS TRUST

By:	/s/ Steven T. Romick
Steven T. Romick, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ STEVEN T. ROMICK	President (Principal	July 28, 2011
Steven T. Romick	Executive Officer)

/s/ J. RICHARD ATWOOD	Treasurer (Principal	July 28, 2011
J. Richard Atwood	Financial Officer and
Principal Accounting
Officer)

WILLARD H. ALTMAN, JR.*	Trustee	July 28, 2011
Willard H. Altman, Jr.

/s/ THOMAS P. MERRICK	Trustee	July 28, 2011
Thomas P. Merrick

ALFRED E. OSBORNE, JR.*	Trustee	July 28, 2011
Alfred E. Osborne, Jr.

/s/ PATRICK B. PURCELL	Trustee	July 28, 2011
Patrick B. Purcell

/s/ STEVEN T. ROMICK	Trustee	July 28, 2011
Steven T. Romick

/s/ ALLAN M. RUDNICK	Trustee	July 28, 2011
Allan M. Rudnick

* By:	/s/ STEVEN T. ROMICK
Steven T. Romick

Attorney-in-Fact pursuant to Power-of-Attorney included as page C-7 on Registrant’s Post-Effective Amendment No. 54 to the Registration Statement which was filed August 1, 2005.

CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 60 to Registration Statement No. 33-79858 on Form N-1A of our report dated May 16, 2011, relating to the financial statements of FPA Funds Trust’s FPA Crescent Fund appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Financial Highlights” in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Los Angeles, California

July 28, 2011

EXHIBIT INDEX

EXHIBIT

J.	Consent of Independent Registered Public Accounting Firm (filed as page C-8).
P.13	Code of Ethics of First Pacific Advisors, LLC and FPA Fund Distributors, Inc.

All other applicable exhibits are incorporated herein by reference.